Exhibit 10.1

Execution Version

CARLYLE SECURED LENDING, INC.

Common Stock, par value $0.01 per share

EQUITY DISTRIBUTION AGREEMENT

March 28, 2025

Oppenheimer & Co. Inc.

85 Broad Street, 23rd Floor

New York, New York 10004

B. Riley Securities, Inc.

299 Park Avenue, 21st Floor

New York, New York 10171

Citizens JMP Securities, LLC

450 Park Avenue, 5th Floor

New York, New York 10022

Keefe, Bruyette & Woods, Inc.

787 Seventh Avenue, Fourth Floor

New York, New York 10019

Raymond James & Associates, Inc.

880 Carillon Parkway, Tower 3

St. Petersburg, Florida 33716

Dear Ladies and Gentlemen:

Carlyle Secured Lending, Inc., a Maryland corporation (the “Company”), Carlyle Global Credit Investment Management L.L.C., a Delaware limited liability company (the “Investment Adviser”), and Carlyle Global Credit Administration L.L.C., a Delaware limited liability company (the “Administrator”), confirm their respective agreements (this “Agreement”) with, and the appointment of, Oppenheimer & Co. Inc. (“Oppenheimer”), B. Riley Securities, Inc. (“B. Riley”), Citizens JMP Securities, LLC (“Citizens”), Keefe, Bruyette & Woods, Inc. (“KBW”) and Raymond James & Associates, Inc. (“Raymond James” and, together with Oppenheimer, Citizens, KBW and Raymond James, the “Sales Agents”) to act as sales agents and/or principals in connection with the proposed issuance and sale of shares of common stock, par value $0.01 per share (the “Common Stock”) of the Company (the “Shares”), from time to time during the term of this Agreement having an aggregate offering price of up to $150,000,000 (the “Maximum Amount”). The Company agrees that whenever it determines to sell Shares directly to a Sales Agent as principal, it will enter into a separate agreement (each, a “Terms Agreement”) in substantially the form of Exhibit A hereto, relating to such sale in accordance with Section 7 of this Agreement. Notwithstanding anything to the contrary contained herein, the parties hereto agree that compliance with the limitations set forth herein regarding the amount of Shares to be issued and sold under this Agreement, including any limitations on the amount of securities sold by the Company during any period under the Securities Act Regulations (as defined below) or such other rules and regulations as may be applicable to the Company, shall be the sole responsibility of the Company, and the Sales Agents shall have no obligation in connection with such compliance. The issuance and sale of the Shares through the Sales Agents will be effected pursuant to the Registration Statement (as defined below) filed by the Company and declared effective by the Securities and Exchange Commission (the “Commission”), although nothing in this Agreement shall be construed as requiring the Company to use the Registration Statement to issue the Shares.

The Company has prepared and filed with the Commission under the Securities Act of 1933, as amended (the “Securities Act”), the rules and regulations of the Commission thereunder (the “Securities Act Regulations”) and the Investment Company Act of 1940, as amended, and the rules and regulations thereunder (collectively, the “1940 Act”) a registration statement on Form N-2ASR, listed on Schedule 1 hereto, relating to, among other securities, the Shares. The registration statement as amended, including the exhibits and schedules thereto, at the time it became effective, including the information, if any, deemed to be part of the registration statement at the time of its effectiveness pursuant to Rule 430B of the Securities Act Regulations, and all documents incorporated or deemed to be incorporated therein by reference, is hereinafter referred to as the “Registration Statement.” The base prospectus included in the Registration Statement (including the information if any, deemed to be part of the Registration Statement at the time of effectiveness pursuant to Rule 430B under the Securities Act Regulations), in the form in which it was distributed, is hereinafter referred to as the “Base Prospectus.” The prospectus supplement to be filed with the Commission pursuant to Rule 424 of the Securities Act Regulations and all documents incorporated or deemed to be incorporated therein by reference and to be used to confirm sales is hereinafter referred to, together with the Base Prospectus, as the “Prospectus.” The Company may amend Schedule 1 from time to time by providing notice to the Sales Agents pursuant to Section 14 of this Agreement. For purposes of this Agreement, all references to the Registration Statement, the Prospectus or to any amendment or supplement thereto shall include any copy filed with the Commission pursuant to the Electronic Data Gathering Analysis and Retrieval System or any successor thereto (collectively “EDGAR”).

On June 9, 2017, the Company filed with the Commission a Form 8-A to register its Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

On May 2, 2013, the Company filed a Form N-54A Notification of Election to be Subject to Sections 55 through 65 of the 1940 Act (File No. 814-00995) (the “Company BDC Election”) with the Commission under the 1940 Act, pursuant to which the Company elected to be regulated as a business development company under the 1940 Act.

The Company has entered into a third amended and restated investment advisory agreement, dated as of February 20, 2025, with the Investment Adviser (as amended, restated and/or otherwise modified from time to time, the “Investment Advisory Agreement”).

The Company has entered into an administration agreement, dated as of April 3, 2013, with the Administrator (as amended, restated and/or otherwise modified from time to time, the “Administration Agreement”).

The Company has entered into a Custodian Agreement, dated as of March 21, 2012, with State Street Bank and Trust Company (as amended, restated and/or otherwise modified from time to time, the “Custodian Agreement”).

For purposes of this Agreement, the Investment Advisory Agreement, the Administration Agreement and the Custodian Agreement are collectively referred to as the “Company Agreements.”

The Company and each Sales Agent agree as follows:

SECTION 1. Placements.

Each time that the Company wishes to issue and sell the Shares hereunder (each, a “Placement”), it will notify some or all of the several Sales Agents by email notice (or other method mutually agreed to in writing by the parties) containing the parameters in accordance with which the Company desires the Shares to be sold, which shall at a minimum include the number of Shares to be issued and sold (the “Placement Securities”), the time period during which sales are requested to be made, any limitation on the number of Shares that may be sold in any one day and any minimum price below which sales may not be made (which minimum price shall not be less than the Company’s then current net asset value per share) (a “Placement Notice”), a form of which containing such minimum sales parameters is attached hereto as Exhibit B; provided, however, the Company agrees that any offer to sell, any solicitation of an offer to buy, or any sales of Shares shall be effected by or through only one Sales Agent on any single given day, and the Company shall in no event request that a Sales Agent sell Shares on the same day as another Sales Agent; provided, however, that if a Sales Agent that is not the executing agent under this Agreement for a given day seeks to execute a block sale of Shares, such Sales Agent may submit a request to the Company, and upon the Company’s approval, may effect such block sale notwithstanding the foregoing restriction. The Placement Notice shall originate from any of the individuals from the Company set forth on Exhibit C (with a copy to each of the other individuals from the Company listed on such schedule), and shall be addressed to each of the individuals from the Applicable Sales Agent (as defined below) set forth on Exhibit C, as such Exhibit C may be amended from time to time.

If the Applicable Sales Agent wishes to accept such proposed terms included in the Placement Notice (which it may decline to do so for any reason in its sole discretion) or, following discussion with the Company, wishes to accept amended terms, the Applicable Sales Agent, will, prior to 4:30 p.m. (New York City Time) or, if later, within three hours after receipt of the Placement Notice on the same Trading Day (as defined below) on which such Placement Notice is delivered to the Applicable Sales Agent, issue to the Company a notice by email (or other method mutually agreed to in writing by the parties), addressed to all of the individuals from the Company and the Applicable Sales Agent set forth on Exhibit C, confirming all of the terms of the Placement or setting forth the terms that the Applicable Sales Agent is willing to accept. Where the terms provided in the Placement Notice are amended as provided for in the immediately preceding sentence, such terms will not be binding on the Company or the Applicable Sales Agent until the Company delivers to the Applicable Sales Agent an acceptance by email (or other method mutually agreed to in writing by the parties) of all of the terms of such Placement Notice, as amended (the “Acceptance”), which email shall be addressed to all of the individuals from the Company and the Applicable Sales Agent set forth on Exhibit C. The Placement Notice (as amended by the corresponding Acceptance, if applicable) shall be effective upon receipt by the Company of the Applicable Sales Agent’s acceptance of the terms of the Placement Notice on behalf of the Applicable Sales Agent, or upon receipt by the Applicable Sales Agent of the Company’s Acceptance, as the case may be, unless and until (i) the entire amount of the Placement Securities has been sold, (ii) the Company or the Applicable Sales Agent terminates the Placement Notice in accordance with Section 3 below, (iii) the Company issues a subsequent Placement Notice with parameters superseding those on the earlier dated Placement Notice, (iv) this Agreement has been terminated under the provisions of Section 10 or (v) either party shall have suspended the sale of the Placement Securities in accordance with Section 3 below. The amount of any commission, discount or other compensation to be paid by the Company to the Applicable Sales Agent in connection with the sale of the Placement Securities shall be calculated in accordance with the terms set forth in Exhibit D, or as may otherwise be agreed between the Company and the Applicable Sales Agents. It is expressly acknowledged and agreed that neither the Company nor the Sales Agents will have any obligation whatsoever with respect to a Placement or any Placement Securities unless and until the Company delivers a Placement Notice to the Applicable Sales Agent and either (i) the Applicable Sales Agent accepts the terms of such Placement Notice or (ii) where the terms of such Placement Notice are amended, the Company accepts such amended terms by means of an Acceptance pursuant to the terms set forth above, and then only upon the terms specified in the Placement Notice (as amended by the corresponding Acceptance, if applicable) and herein (and after such acceptance by either the Sales Agent or the Company, any Sales Agent bound to such terms is referred to as an “Applicable Sales Agent”). In the event of a conflict between the terms of this Agreement and the terms of a Placement Notice (as amended by the corresponding Acceptance, if applicable), the terms of the Placement Notice (as amended by the corresponding Acceptance, if applicable) will control. For the purposes hereof, “Business Day” means any day other than a Saturday, Sunday or a day on which the Nasdaq Global Select Market is closed or on which commercial banks located in New York City are required or authorized by law to close.

SECTION 2. Sale of Placement Securities by the Sales Agents. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Applicable Sales Agent, for the period specified in the Placement Notice (as amended by the corresponding Acceptance, if applicable), will use its commercially reasonable efforts consistent with its normal trading and sales practices to sell the Placement Securities up to the amount specified, and otherwise in accordance with the terms of such Placement Notice (as amended by the corresponding Acceptance, if applicable). The Applicable Sales Agent will provide written confirmation to the Company prior to 4:30 p.m. (New York City time) or, if later, within three hours after receipt of the Placement Notice on the same Trading Day (as defined below) on which such Placement Notice is delivered to the Applicable Sales Agent setting forth the number of Placement Securities sold on such day, the compensation payable by the Company to the Applicable Sales Agent pursuant to Section 1 with respect to such sales, and the Net Proceeds (as defined below) payable to the Company, with an itemization of the deductions made by the Applicable Sales Agent (as set forth in Section 7(b)) from the gross proceeds that it receives from such sales. Subject to the terms of the Placement Notice (as amended by the corresponding Acceptance, if applicable), the Applicable Sales Agent may sell Placement Securities by any method permitted by law deemed to be an “at the market” offering as defined in Rule 415 of the Securities Act, including without limitation sales made directly on the Nasdaq Global Select Market, on any other existing trading market for the Common Stock or to or through a market maker. Subject to the terms of the Placement Notice (as amended by the corresponding Acceptance, if applicable), the Applicable Sales Agent may also sell Placement Securities by any other method permitted by law, including but not limited to in privately negotiated transactions. For the purposes hereof, “Trading Day” means any day on which Common Stock is purchased and sold on the Nasdaq Global Select Market.

SECTION 3. Suspension of Sales. The Company or the Applicable Sales Agent may, upon notice to the other party in writing (including by email correspondence to each of the individuals of the other party set forth on Exhibit C, if receipt of such correspondence is actually acknowledged by any of the individuals to whom the notice is sent, other than via auto-reply) or by telephone (confirmed immediately by verifiable facsimile transmission or email correspondence to each of the individuals of the other party set forth on Exhibit C), suspend or terminate any sale of Placement Securities; provided, however, that such suspension or termination shall not affect or impair either party’s obligations with respect to any Placement Securities sold hereunder prior to the receipt of such notice. Each of the parties agrees that no such notice under this Section 3 shall be effective against the other unless it is made to one of the individuals named on Exhibit C hereto, as such Exhibit may be amended from time to time.

SECTION 4. Representations and Warranties of the Company, the Investment Adviser and the Administrator. The Company represents and warrants to and agrees with, and the Investment Adviser and the Administrator, jointly and severally, represent and warrant to and agree with, each Sales Agent as of the date hereof, as of each Representation Date (as defined below) on which a certificate is required to be delivered pursuant to Section 9(a) of this Agreement, as of each Point of Sale (as defined below) and as of each Settlement Date (as defined below) (each, an “Applicable Time”), as follows:

(a) the Company has prepared and filed with the Commission the Registration Statement, including the Prospectus, for registration under the Securities Act of the issuance and sale of certain securities, including the Shares, from time to time by the Company. The Company has prepared and filed with the Commission the Prospectus relating to the Shares in accordance with Rule 424 of the Securities Act Regulations;

(b) the authorized, issued and outstanding Common Stock of the Company is as set forth in the Prospectus under the heading “Capitalization” at the date indicated therein;

(c) all of the issued and outstanding shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable, and have not been issued in violation of or subject to any preemptive right, resale right, right of first refusal or other similar right of stockholders arising by operation of law, under the charter, bylaws, certificate of designation or other applicable governing document (collectively, the “Charter Documents”) of the Company, under any agreement to which the Company is a party or otherwise; except as disclosed in the Prospectus, there are no outstanding (x) securities or obligations of the Company convertible into or exchangeable for any capital stock of the Company, (y) warrants, rights or options to subscribe for or purchase from the Company any such capital stock, partnership interest, or membership interest or any such convertible or exchangeable securities or obligations, or (z) obligations of the Company to issue or sell any capital stock, partnership interest, or membership interest, any such convertible or exchangeable securities or obligation, or any such warrants, rights or options;

(d) the Company and each of the Subsidiaries (as defined below) has been duly organized, is validly existing and is in good standing under the laws of the respective jurisdiction of its incorporation or organization, with requisite power and authority (corporate and other) to own, lease or operate its properties and to conduct its business as described in the Registration Statement and the Prospectus and to execute and deliver and perform its obligations under the Company Agreements and to consummate the transactions contemplated therein, except in the case of the Company, where the failure to so qualify or to be in good standing would not individually or in the aggregate, reasonably be expected to have a Material Adverse Effect (as defined below) and, in the case of the Subsidiaries, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect (as defined below);

(e) the Company and each of the Subsidiaries is duly qualified or licensed by, and is in good standing in, each jurisdiction in which it conducts its business, or in which it owns or leases real property or otherwise maintains an office, and in which such qualification or licensing is necessary and in which the failure, individually or in the aggregate, to be so qualified or licensed would reasonably be expected to have a material adverse effect on the assets, business, operations, earnings, properties or condition (financial or otherwise), present or prospective, of the Company (any such effect or change, where the context so requires, is hereinafter called a “Material Adverse Effect” or a “Material Adverse Change”); other than as disclosed in the Prospectus, the Company does not own, directly or indirectly, any capital stock or other equity securities of any other corporation or any ownership interest in any partnership, joint venture or other association;

(f) the Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary free and clear of any liens, and all of the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities; except such liens, charges or encumbrances (i) as have been or may be imposed thereon in accordance with the terms and conditions of the senior secured revolving credit agreement between the Company, the lenders party thereto and JPMorgan Chase Bank, N.A. as administrative agent, dated March 21, 2014, as amended from time to time and the indenture between Carlyle Direct Lending CLO 2015-1R LLC and State Street Bank and Trust Company, dated June 26, 2015, as amended from time to time or (ii) that would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change. “Subsidiary” means Carlyle Direct Lending CLO 2015-1R LLC, TCG BDC SPV LLC, Middle Market Credit Fund II, LLC and Middle Market Credit Fund II SPV, LLC;

(g) the Company, subject to the filing of the Prospectus under Rule 424 of the Securities Act Regulations, has taken all required action under the Securities Act and the 1940 Act to issue and sell Shares as contemplated by this Agreement;

(h) the Company is not in breach of, or in default under (nor has any event occurred which with notice, lapse of time, or both would constitute a breach of, or default under or give the holder of any indebtedness (or a person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or part of such indebtedness under), its Charter Documents or in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, license, indenture, mortgage, deed of trust, bank loan or credit agreement or other agreement or instrument to which the Company is a party or by which it or its properties is bound or affected, except for such breaches or defaults which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;

(i) the execution, delivery and performance by the Company of this Agreement, the transactions contemplated by this Agreement (including, without limitation, the issuance and sale of the Shares), the delivery of the Shares by the Company, the Company’s use of the proceeds from the sale of the Shares as described in the Registration Statement and the Prospectus, the consummation by the Company of the transactions contemplated by the Company Agreements, and compliance by the Company with the terms and provisions hereunder and thereunder, will not: (x) conflict with, or result in any breach of, or constitute a default under (or constitute any event which with notice, lapse of time, or both would constitute a breach of, or default under), (A) any provision of the Charter Documents of the Company, (B) any provision of any contract, license, indenture, mortgage, deed of trust, loan or credit agreement or other agreement or instrument to which the Company is a party or by which any of them or their respective properties may be bound or affected, or (C) any federal, state, local or foreign law, regulation, rule, decree, judgment or order (each a “Legal Requirement”) issued by the U.S. government or any state, local or foreign government, court, administrative agency or commission or other governmental agency, authority or instrumentality, domestic or foreign, of competent jurisdiction (each a “Governmental Authority”) applicable to the Company, except in the case of clauses (B) or (C) for such conflicts, breaches or defaults which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, or (y) result in the creation or imposition of any lien, charge, claim or encumbrance upon any material property or asset of the Company, except as would not reasonably be expected to have a Material Adverse Effect;

(j) each of the Company Agreements has been duly authorized, executed and delivered by the Company and constitutes legal, valid and binding agreements of the Company enforceable in accordance with their respective terms, except, in each case, as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally, and by general equitable principles, and except to the extent that the indemnification and contribution provisions of Section 11 hereof or thereof may be limited by federal or state securities laws and public policy considerations in respect thereof;

(k) each of the Company Agreements complies in all material respects with all applicable provisions of the 1940 Act, the Investment Advisers Act of 1940, as amended, and the rules and regulations thereunder (collectively, the “Advisers Act”), the Company’s stockholders have approved the Investment Advisory Agreement as required by Section 15(a) of the 1940 Act and the Company’s board of directors has approved the Investment Advisory Agreement as required by Section 15(c) of the 1940 Act applicable to companies that have elected to be regulated as business development companies under the 1940 Act. The operations of the Company, as described in the Prospectus, are, and at all times through the completion of the transactions contemplated hereby, will be, in compliance in all material respects with the provisions of the 1940 Act. The provisions of the Charter Documents and the investment objective, policies and restrictions described in the Prospectus, assuming they are implemented as so described, comply, and at all times through the completion of the transactions contemplated hereby, will comply in all material respects with the applicable requirements of the 1940 Act. The terms of the Investment Advisory Agreement, including compensation terms, comply with the provisions of Sections 15(a) and 15(c) of the 1940 Act and Section 205 of the Advisers Act;

(l) except as disclosed in the Prospectus, no director of the Company is an “interested person” (as defined in the 1940 Act) of the Company or an “affiliated person” (as defined in the 1940 Act) of the Sales Agents;

(m) no (i) approval, authorization, consent or order of or filing with any Governmental Authority, (ii) authorization, approval, vote or other consent of any holder of securities of the Company or any creditor of the Company, or (iii) waiver or consent under any material agreement is required in connection with the Company’s execution, delivery and performance of each of the Company Agreements, its consummation of the transactions contemplated by this Agreement (including, without limitation, the issuance and sale of the Shares), and its delivery of the Shares, other than (A) such as have been obtained, or will have been obtained at the completion of the transactions contemplated hereby, as the case may be, under the Securities Act, the Exchange Act, the 1940 Act and the Advisers Act, (B) such approvals as may be required in connection with the approval of the listing of the Shares on the Nasdaq Global Select Market and (C) any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Sales Agents or the rules and regulations of Financial Industry Regulatory Authority (“FINRA”);

(n) except as disclosed in the Prospectus, the Company has all necessary licenses, permits, authorizations, accreditations, certifications, consents and approvals and has made all necessary filings required under any Legal Requirement, and has obtained all necessary licenses, permits, authorizations, accreditations, certifications, consents and approvals from other persons required in order to conduct their respective businesses as described in the Prospectus, except to the extent that any failure to have any such licenses, permits, authorizations, accreditations, certifications, consents or approvals to make any such filings or to obtain any such licenses, permits, authorizations, accreditations, certifications, consents or approvals would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; the Company is not in violation of, or in default under, or has received any notice regarding a possible violation of, default under, or revocation of, any such license, permit, authorization, accreditation, certification, consent or approval or any Legal Requirement applicable to the Company the effect of which would reasonably be expected to have a Material Adverse Change; and no such license, permit, authorization, accreditation, certification, consent or approval contains a materially burdensome restriction that is not adequately disclosed in the Prospectus;

(o) the Registration Statement is effective under the Securities Act and any Rule 462(b) Registration Statement will have become effective upon filing, no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement has been issued by the Commission and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated or threatened by the Commission, and the Company has complied to the Commission’s satisfaction with any request on the part of the Commission for additional information;

(p) the Registration Statement as of its effective date and as of the date hereof complied or will comply, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus, when they become effective or are filed with the Commission, at each Point of Sale and each Settlement Date, as the case may be, will comply, in all material respects with the requirements of the Securities Act, the Securities Act Regulations and the 1940 Act; the conditions to the use of Form N-2 in connection with the sale of the Placement Securities as contemplated hereby have been satisfied;

(q) the Registration Statement as of its effective date and as of the date hereof did not, does not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Prospectus or any amendments thereof or supplements thereto will not, as of its date and as of the respective dates of any amendments or supplements thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that in each case the Company makes no warranty or representation with respect to any statement contained in or omitted from the Registration Statement or the Prospectus in reliance upon and in conformity with the information concerning the Sales Agents and furnished in writing by or on behalf of the Sales Agents to the Company expressly for use therein (that information being limited to that described in the last sentence of the first paragraph of Section 11(b) hereof);

(r) the Prospectus does not and will not, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that in each case the Company makes no warranty or representation with respect to any statement contained in or omitted from the Prospectus, in reliance upon and in conformity with the information concerning the Sales Agents and furnished in writing by or on behalf of the Sales Agents to the Company expressly for use therein (that information being limited to that described in the last sentence of the first paragraph of Section 11(b) hereof);

(s) the Prospectus delivered or to be delivered to the Sales Agents for use in connection with the sale of the Placement Securities contemplated herein has been and will be identical to the version of such document transmitted to the Commission for filing via EDGAR, except to the extent permitted by Regulation S-T;

(t) there are no actions, suits, arbitrations, claims, proceedings, inquiries or investigations pending or, to the knowledge of the Company, threatened against the Company, or any of its properties or, to the Company’s knowledge, directors, officers or affiliates, at law or in equity, or before or by any Governmental Authority, which would reasonably be expected to result in a judgment, decree, award or order having a Material Adverse Effect;

(u) the financial statements, including the notes thereto, included in each of the Registration Statement and the Prospectus present fairly the consolidated financial position of the entities to which such financial statements relate (the “Covered Entities”) as of the dates indicated and the consolidated results of operations and changes in financial position and cash flows of the Covered Entities for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles as applied in the United States and on a consistent basis during the periods involved (except as otherwise noted therein and in accordance with Regulation S-X promulgated by the Commission); the financial statement schedules, if any, included or incorporated by reference in the Registration Statement and the Prospectus fairly present the information shown therein and have been compiled on a basis consistent with the financial statements included in the Registration Statement and the Prospectus; no other financial statements or supporting schedules are required to be included in the Registration Statement or the Prospectus;

(v) the independent registered public accounting firm whose reports on the financial statements of the Company are filed or incorporated by reference with the Commission as part of each of the Registration Statement and the Prospectus, are, and were during the periods covered by such reports, independent public accountants within the meaning of, and as required by, the Securities Act, the Securities Act Regulations and the 1940 Act and are registered with the Public Company Accounting Oversight Board;

(w) subsequent to the respective dates as of which information is given in each of the Registration Statement and the Prospectus (as amended or supplemented), and except as may be otherwise stated or incorporated by reference in such documents (as amended or supplemented), there has not been (i) any event, circumstance or change that has had, or would reasonably be expected to have, a Material Adverse Effect, (ii) any transaction, other than in the ordinary course of business, which is material to the Company, contemplated or entered into by the Company, (iii) any obligation, contingent or otherwise, directly or indirectly incurred by the Company, other than in the ordinary course of business, which would reasonably be expected to have a Material Adverse Effect, or (iv) except for distributions paid or declarations by the Company consistent with prior practices or any other distribution described in the Prospectus (as amended or supplemented) any dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock, or any purchase by the Company of any of its outstanding capital stock;

(x) the Company’s current business operations and investments are in compliance in all material respects with the provisions of the 1940 Act and, after giving effect to the issuance and sale of the Shares, will be in compliance in all material respects with the 1940 Act;

(y) the capital stock of the Company, including the Shares, conform in all material respects to the statements relating thereto contained in the Registration Statement and the Prospectus;

(z) except as disclosed in the Prospectus, there are no persons with registration or other similar rights to have any equity or debt securities, including securities which are convertible into or exchangeable for equity securities, registered pursuant to the Registration Statement or otherwise registered by the Company under the Securities Act, except for those registration or similar rights which have been waived with respect to the offering contemplated by this Agreement, all of which registration or similar rights are fairly summarized in the Prospectus;

(aa) the Shares to be issued by the Company pursuant to this Agreement have been, and as of each Point of Sale and each Settlement Date will be, duly authorized for issuance, sale and delivery pursuant to this Agreement and, when issued and delivered by the Company against payment therefor in accordance with the terms of this Agreement, the Shares will be duly and validly issued and fully paid and non-assessable, free and clear of any pledge, lien, encumbrance, security interest or other claim, and the issuance, sale and delivery of the Shares by the Company are not subject to any preemptive right, co-sale right, right of first refusal or other similar right of stockholders arising by operation of law, under the Charter Documents of the Company, or under any agreement to which the Company is a party or otherwise;

(bb) the Company has filed a registration statement on Form 8-A pursuant to Section 12(b) of the Exchange Act to register its Common Stock, and the Form 8-A is effective;

(cc) the Common Stock has been duly listed on the Nasdaq Global Select Market under the ticker symbol “CGBD.” The Company has not received any notice that it is not in compliance with the listing or maintenance requirements of the Nasdaq Global Select Market with respect to the Common Stock. The Company believes that it is, and has no reason to believe that it will not in the foreseeable future continue to be, in material compliance with all such listing and maintenance requirements. Prior to their issuance, the Shares will have been approved for listing, subject to official notice of issuance;

(dd) the Company has not taken, and will not take, directly or indirectly, any action which is designed to or which has constituted, or which might reasonably be expected to cause or result in, stabilization or manipulation of the price of any security of the Company to facilitate the issuance, sale or resale of the Shares;

(ee) the Company is not required to register as a “broker” or “dealer” in accordance with the provisions of the Exchange Act, or the rules and regulations thereunder (the “Exchange Act Regulations”);

(ff) any certificate signed by any officer of the Company delivered to the Sales Agents or to counsel for the Sales Agents pursuant to or in connection with this Agreement shall be deemed a representation and warranty by the Company to the Sales Agents as to the matters covered thereby;

(gg) the form of the certificate used to evidence the Common Stock, if any, complies in all material respects with all applicable statutory requirements and with any applicable requirements of the Charter Documents of the Company;

(hh) the Company has good and marketable title in fee simple to, or has valid rights to lease or otherwise use, all material real property and good and marketable title to all material personal property owned by it free and clear of all liens, encumbrances and defects except (i) such liens, encumbrances or defects as are described in the Registration Statement and the Prospectus or (ii) such as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change;

(ii) the descriptions in each of the Registration Statement and the Prospectus of any legal or governmental proceedings therein described present fairly in all material respects the information required to be described therein by the Securities Act and the Securities Act Regulations, and there are no legal or governmental proceedings required to be described in each of the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not filed as required by the Securities Act or the Securities Act Regulations or that are not described in all material respects in accordance with the requirements of the Securities Act and the Securities Act Regulations; all agreements between the Company and third parties expressly referenced in the Prospectus are legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except to the extent enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general equitable principles, except as would not reasonably be expected to have a Material Adverse Effect;

(jj) the statements set forth in the Registration Statement and the Prospectus under the heading “Description of Our Capital Stock,” insofar as they purport to constitute a summary of the terms of the Common Stock, and the statements under the headings “Regulation,” “U.S. Federal Income Tax Considerations — Taxation as a Regulated Investment Company” and “Certain U.S. Federal Income Tax Considerations — Failure to Qualify as a RIC” in the Registration Statement and the Prospectus, under the headings “General — Election to be Taxed as a RIC,” “General — Regulation as a Business Development Company” and “Sarbanes-Oxley Act of 2002” in “Item 1 — Business” in the Company’s annual report on Form 10-K for the year ended December 31, 2024 incorporated by reference in the Registration Statement and Prospectus, insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair summaries in all material respects; the statements set forth in the Registration Statement and the Prospectus under the caption “U.S. Federal Income Tax Considerations” insofar as they purport to summarize certain provisions of the United States federal income tax law and regulations, or legal conclusions with respect thereto, fairly present such laws and regulations and are accurate summaries in all material respects;

(kk) the expense summary information set forth in the Prospectus in the “Fees and Expenses” Table has been prepared in accordance with the requirements of Form N-2 and any fee projections or estimates, if applicable, are reasonably based and comply in all material respects with the requirements of Form N-2;

(ll) there are no contracts or documents that are required to be described in the Registration Statement and the Prospectus or to be filed as exhibits to the Registration Statement that have not been so described, filed or incorporated by reference as required. All descriptions of contracts or documents described in the Registration Statement and the Prospectus are accurate and complete in all material respects;

(mm) the Company owns or possesses adequate licenses or other rights to use all patents, trademarks, service marks, trade names, copyrights, software and design licenses, trade secrets, other intangible property rights and know-how (collectively “Intellectual Property”), as are necessary to entitle the Company to conduct the Company’s business described in the Prospectus, except where the failure to own, license or have such right would not reasonably be expected to have a Material Adverse Effect; and the Company has not received written notice of any infringement of or conflict with (and the Company does not know of any such infringement of or conflict with) asserted rights of others with respect to any Intellectual Property which would reasonably be expected to have a Material Adverse Effect;

(nn) the Company has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-15 and 15d-15 under the Exchange Act) that comply with the requirements of the Exchange Act; such disclosure controls and procedures are designed to ensure that material information relating to the Company, including its Subsidiaries, is made known to the Company’s principal executive officer and principal financial officer by others within those entities to allow timely decisions regarding such disclosures, and such disclosure controls and procedures are effective to perform the functions for which they were established;

(oo) the Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorizations and with the investment objectives, policies and restrictions of the Company and the applicable requirements of the 1940 Act and the Internal Revenue Code of 1986, as amended (the “Code”); (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles as applied in the United States to calculate net asset value, to maintain asset accountability and to maintain compliance in all material respects with books and records requirements under the 1940 Act; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as otherwise disclosed in the Prospectus, to the knowledge of the Company, there is no (i) significant deficiency or material weakness in the design or operation of its internal controls over financial reporting which are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information to management and the Company’s board of directors, or (ii) fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting;

(pp) the interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Registration Statement and the Prospectus fairly presents the information called for in all material respects and has been prepared in all material respects in accordance with the Commission’s rules and guidelines applicable thereto;

(qq) except as otherwise disclosed in the Registration Statement and the Prospectus, the Company does not have any off-balance sheet transactions, arrangements, obligations (including contingent obligations), or any other similar relationships with unconsolidated entities or other persons;

(rr) except as set forth in the Registration Statement and the Prospectus, the Company has filed on a timely basis all necessary federal, state, local and foreign income and franchise tax returns required to be filed through the date hereof or has obtained extensions of time from the relevant taxing authority for filing any return that has not been filed (and such extension of time has not expired) and has paid all taxes shown as due thereon except for any tax that is being contested in good faith and that is adequately provided for on the books of the Company, except in each case as would not reasonably be expected to have a Material Adverse Effect; and no tax deficiency has been asserted against the Company, nor does the Company know of any tax deficiency which is likely to be asserted against the Company which, if determined adversely to the Company, would reasonably be expected to have a Material Adverse Effect; and all tax liabilities are adequately provided for on the books of the Company, except to the extent of any inadequacy that would not reasonably be expected to result in a Material Adverse Effect;

(ss) the Company maintains insurance (issued by insurers of recognized financial responsibility) against such losses and risks and in such amounts as are prudent and customary in the businesses in which it is engaged; all policies of insurance insuring the Company or its business, assets, employees, officers and directors, including the Company’s directors and officers errors and omissions insurance policy and its fidelity bond required by Rule 17g-1 under the 1940 Act, are in full force and effect; the Company is in compliance with the terms of such policies and fidelity bond in all material respects; and there are no claims by the Company under any such policies or fidelity bond as to which any insurance company is denying liability or defending under a reservation of rights clause; the Company has not been refused any insurance coverage sought or applied for;

(tt) the Company is not in violation of nor has it received notice of any violation with respect to any law, rule, regulation, order, decree or judgment applicable to its business, including those relating to transactions with affiliates, except for those violations that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect;

(uu) none of the Company, the Investment Adviser, the Administrator or, to the knowledge of the Company, the Investment Adviser or the Administrator, any officer, director, agent or employee purporting to act on behalf of the Company, the Investment Adviser or the Administrator, has at any time, directly or indirectly, (i) made any contributions to any candidate for political office, or failed to disclose fully any such contributions, in violation of law, (ii) made any payment to any state, federal or foreign governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or allowed by applicable law (including the Foreign Corrupt Practices Act of 1977, as amended (the “FCPA”)), (iii) engaged in any transactions or maintained any bank account on behalf of the Company or used any corporate funds except for transactions, bank accounts and funds which have been and are reflected in the normally maintained books and records of the Company, (iv) violated any provision of the FCPA, or any applicable law or regulation thereunder, or committed an offence under the Bribery Act 2010 of the United Kingdom or any other applicable non-U.S. anti-bribery or anti-corruption law or (v) made any other unlawful payment. The Company has instituted and maintained policies and procedures designed to ensure compliance with the FCPA and applicable non-U.S. anticorruption law;

(vv) except as disclosed in the Prospectus, the Company (i) does not have any material lending or other relationship with any bank or lending affiliate of the Sales Agents and (ii) does not intend to use any of the proceeds from the sale of Shares hereunder to repay any outstanding debt owed to any affiliate of the Sales Agents;

(ww) except as otherwise disclosed in the Prospectus, there are no outstanding loans, extensions of credit or advances or guarantees of indebtedness by the Company to or for the benefit of any of the officers, directors or affiliates of the Company or any of the members of the families of any of them;

(xx) the Company has (i) appointed a Chief Compliance Officer and (ii) adopted and implemented written policies and procedures reasonably designed to prevent violation of the Federal Securities Laws (as that term is defined in Rule 38a-1 under the 1940 Act) by the Company, including policies and procedures that provide oversight of compliance by each investment advisor, administrator and transfer agent of the Company;

(yy) the Company has elected to be regulated as a business development company under the 1940 Act and has filed with the Commission, pursuant to Section 54(a) of the 1940 Act, a duly completed and executed Company BDC Election; the Company has not filed with the Commission any notice of withdrawal of the Company BDC Election pursuant to Section 54(c) of the 1940 Act; the Company BDC Election remains in full force and effect, and, to the Company’s actual knowledge, no order of suspension or revocation of such election under the 1940 Act has been issued or proceedings therefore initiated or threatened by the Commission;

(zz) any statistical and market-related data included in the Registration Statement and the Prospectus are based on or derived from sources that the Company believes to be reliable and accurate in all material respects, and the Company has obtained the written consent to the use of such data from such sources to the extent required, except where the failure to obtain any such consent would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect;

(aaa) except with respect to the Sales Agents, the Company has not incurred any liability for any finder’s fees or similar payments in connection with the transactions contemplated hereby;

(bbb) to the Company’s, the Investment Adviser’s and the Administrator’s knowledge, there are no affiliations or associations between any member of FINRA and any of the Company’s officers, directors or 5% or greater securityholders, except as disclosed in writing to the Sales Agents in connection with information that may be required to be provided to FINRA, and the Company has no any material lending or other relationship with a bank or lending institution affiliated with any of the Sales Agents, except as set forth in the Registration Statement and the Prospectus;

(ccc) no relationship, direct or indirect, exists between or among the Company on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company on the other hand, which is required by the Securities Act and the Securities Act Regulations to be described in the Registration Statement and the Prospectus and which is not so described in all materials respects;

(ddd) the Company has not distributed and, prior to the completion of the distribution of the Shares, will not distribute any offering material in connection with the transactions contemplated herein other than the Prospectus to which the Sales Agents have consented;

(eee) the Company does not have any employees; to the knowledge of the Company, the Investment Adviser and the Administrator, there are no existing or threatened labor disputes with the employees of the Investment Adviser which would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, and none of the Company, the Investment Adviser or the Administrator is aware of any plans of any executive, key employee or significant group of employees of the Investment Adviser to terminate their employment;

(fff) the Company has not taken, directly or indirectly, any action designed to or that would be reasonably expected to cause or result in stabilization or manipulation of the price of the Common Stock or any other “reference security” (as defined in Rule 100 of Regulation M under the Exchange Act (“Regulation M”)) whether to facilitate the sale or resale of these securities or otherwise, and has taken no action which would directly or indirectly violate Regulation M. The Company acknowledges that the Sales Agents may engage in passive market making transactions in the shares of Common Stock on the Nasdaq Global Select Market in accordance with Regulation M;

(ggg) the Common Stock is an “actively-traded security” excepted from the requirements of Rule 101 of Regulation M by subsection (c)(1) of such rule;

(hhh) the Company and its officers and directors, in their capacities as such, are in compliance in all material respects with the provisions of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and the rules and regulations promulgated thereunder with which any of them is required to comply;

(iii) the Company has been and is currently in compliance with the requirements of Subchapter M of the Code necessary to qualify as a regulated investment company (“RIC”) under Subchapter M of the Code and intends to be treated as a RIC under Subchapter M of the Code for any taxable year in which the Company is regulated as a business development company under the 1940 Act;

(jjj) none of the Company, the Investment Adviser or the Administrator or, to the knowledge of the Company, the Investment Adviser or the Administrator, any affiliates or any directors, officer, agent or employee of, or other person associated with or acting on behalf of, the Company, the Investment Adviser or the Administrator (each, a “Person”) is (i) the subject to any sanctions administered by the Office of Foreign Assets Control of the United States Treasury Department (“OFAC”), the United Nations Security Council (“UNSC”), the European Union (“EU”), His Majesty’s Treasury (“HMT”), or other relevant sanctions authority (collectively, “Sanctions”), or (ii) located, organized or resident in a country or territory that is the subject of Sanctions (including, without limitation, Crimea, Cuba, Iran, North Korea, Sudan and Syria); and Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any entity, partner or joint venturer or other person or entity for the purpose of financing the activities of any person currently subject to the Sanction, or in any other manner that will result in a violation of Sanctions by any Person (including any Person participating in the offering, whether as underwriter, advisor, investor or otherwise). Since April 24, 2019, the Company has not knowingly engaged in and is not now knowingly engaged in any dealings or transactions with any Person, or in any country or territory, that at the time of the dealing or transaction, is or was the subject of Sanctions;

(kkk) the operations of the Company are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the Money Laundering Control Act of 1986, as amended, the Bank Secrecy Act, as amended, the United and Strengthening of America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act (USA PATRIOT Act) of 2001, and any other money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any Governmental Authority (collectively, the “Money Laundering Laws”), except for any such non-compliance as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, and no action, suit or proceeding by or before any Governmental Authority or any arbitrator involving the Company with respect to the Money Laundering Laws is pending or, to the Company’s knowledge, threatened;

(lll) as required by the Financial Crimes Enforcement Network within the U.S. Department of the Treasury, the Company has delivered to the Sales Agents, on or prior to the date of execution of this Agreement, such beneficial ownership certifications and information as the Sales Agents may have requested, together with copies of identifying documentation, and the Company undertakes to provide such additional information and supporting documentation as the Sales Agents may reasonably request in connection with the certification of the foregoing certification; and

(mmm) at the time of filing the Registration Statement and any post-effective amendment thereto, at the earliest time thereafter that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) under the Securities Act) of the Shares and at the date hereof, the Company was not and is not an “ineligible issuer,” as defined in Rule 405, without taking account of any determination by the Commission pursuant to Rule 405 that it is not necessary that the Company be considered an ineligible issuer.

SECTION 5. Representations and Warranties of the Investment Adviser and the Administrator. The Investment Adviser and the Administrator, jointly and severally, represent and warrant to, and agree with, each Sales Agent as of each Applicable Time and as of each Settlement Date, as follows:

(a) each of the Investment Adviser and the Administrator is a limited liability company duly formed and is validly existing in good standing under the laws of the state of Delaware, with the requisite limited liability company power and authority to own, lease and operate its respective properties and to conduct its respective business as described in the Registration Statement and the Prospectus, and each of the Investment Adviser and the Administrator is duly qualified to transact business and is in good standing under the laws of each jurisdiction which requires such qualification, except where the failure to be so qualified or in good standing would not reasonably be expected to have an Investment Adviser/Administrator Material Adverse Effect (as defined below);

(b) the Investment Adviser is duly registered with the Commission as an investment adviser under the Advisers Act and is registered with the appropriate state authority in all states in which it needs to be registered; the Investment Adviser is not prohibited by the Advisers Act, the 1940 Act or any state statute from acting under the Investment Advisory Agreement, as contemplated by the Prospectus; there does not exist any proceeding, or to the Investment Adviser’s knowledge, any facts or circumstances the existence of which could lead to any proceeding which might materially and adversely affect the registration of the Investment Adviser with the Commission or any applicable state regulatory authority;

(c) the Investment Adviser has or had the requisite limited liability company power and authority to enter into this Agreement and the Investment Advisory Agreement, and the Administrator had the requisite limited liability company power and authority to enter into this Agreement and the Administration Agreement; the execution and delivery of, and the performance by the Investment Adviser of its obligations under, this Agreement and the Investment Advisory Agreement have been duly and validly authorized by the Investment Adviser, and the execution and delivery of, and the performance by the Administrator of its obligations under this Agreement and the Administration Agreement have been duly and validly authorized by the Administrator; and this Agreement and the Investment Advisory Agreement have been duly executed and delivered by the Investment Adviser and this Agreement and the Administration Agreement have been duly executed and delivered by the Administrator, and each such agreement constitutes the valid and legally binding agreement of the Investment Adviser or Administrator, as applicable, enforceable against the Investment Adviser in accordance with its terms, except as rights to indemnity and contribution hereunder may be limited by federal or state securities laws and subject to the qualification that the enforceability of the Investment Adviser’s obligations hereunder and thereunder, and the Administrator’s obligations hereunder and thereunder, may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights generally and by general equitable principles;

(d) the Investment Advisory Agreement is in full force and effect and neither the Investment Adviser nor, to the knowledge of the Investment Adviser, any other party to the Investment Advisory Agreement is in default thereunder, and, no event has occurred which with the passage of time or the giving of notice or both would constitute a default by the Investment Adviser under such document;

(e) each of the Investment Adviser and Administrator has the financial, human and other resources available to it reasonably necessary for the performance of its services and obligations as contemplated in the Prospectus and under this Agreement and the other Company Agreements to which the Investment Adviser and the Administrator is a party, as applicable;

(f) no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving each of the Investment Adviser or the Administrator or their property is pending or, to the knowledge of the Investment Adviser and the Administrator, threatened that (i) is required to be described in the Prospectus that is not so described as required, (ii) would reasonably be expected to have a material adverse effect on the ability of the Investment Adviser or the Administrator, as the case may be, to fulfill its obligations hereunder or under the Investment Advisory Agreement or the Administration Agreement, as applicable, or (iii) would reasonably be expected to have a material adverse effect on the condition (financial or otherwise), earnings, business or properties of each of the Investment Adviser or the Administrator, as applicable, whether or not arising from transactions in the ordinary course of business (an “Investment Adviser/Administrator Material Adverse Effect”), except as set forth in or contemplated in the Prospectus;

(g) neither the Investment Adviser nor the Administrator is in breach of, or in default under (nor has any event occurred which with notice, lapse of time, or both would constitute a breach of, or default under or give the holder of any indebtedness (or a person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or part of such indebtedness under), its respective organizational documents or in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, license, indenture, mortgage, deed of trust, bank loan or credit agreement or other agreement or instrument to which the Investment Adviser or the Administrator is a party or by which any of them or their respective properties is bound or affected, except for such breaches or defaults which would not, individually or in the aggregate, reasonably be expected to have an Investment Adviser/Administrator Material Adverse Effect on the transactions contemplated by this Agreement;

(h) since the respective dates as of which information is given in the Prospectus, except as otherwise stated therein, there has been no event, circumstance or change that has had, or would reasonably be expected to have an Investment Adviser/Administrator Material Adverse Effect on the transactions contemplated by this Agreement;

(i) each of the Investment Adviser and the Administrator possesses all licenses, certificates, permits and other authorizations issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct its business in the manner described in the Prospectus, and neither of the Investment Adviser nor the Administrator has received any notice of proceedings relating to the revocation or modification thereof, except where the failure to possess any such licenses, certificates, permits or other authorizations, or the revocation or modification thereof, would not, individually or in the aggregate, reasonably be expected to have an Investment Adviser/Administrator Material Adverse Effect and would not reasonably be expected to have an Investment Adviser/Administrator Material Adverse Effect on the transactions contemplated by this Agreement;

(j) there are no actions, suits, arbitrations, claims, proceedings, inquiries or investigations pending or, to the knowledge of the Investment Adviser or the Administrator, threatened against the Investment Adviser or the Administrator, or any of the Investment Adviser’s respective properties, or to the knowledge of the Investment Adviser or the Administrator, their respective directors, officers or affiliates, at law or in equity, or before or by any Governmental Authority, in each case which would reasonably be expected to result in a judgment, decree, award or order having an Investment Adviser/Administrator Material Adverse Effect on the transactions contemplated by this Agreement;

(k) each of the Investment Adviser and the Administrator owns or possesses adequate licenses or other rights to use all patents, trademarks, service marks, trade names, copyrights, software and design licenses, trade secrets, other intangible property rights and know-how (collectively “Investment Adviser/Administrator Intellectual Property”), as are necessary to entitle the Investment Adviser and the Administrator to conduct the Investment Adviser’s and the Administrator’s business described in the

Prospectus, except where the failure to own, license or have such right would not reasonably be expected to have an Investment Adviser/Administrator Material Adverse Effect; and neither the Investment Adviser nor the Administrator has not received written notice of any infringement of or conflict with (and neither the Investment Adviser nor the Administrator knows of any such infringement of or conflict with) asserted rights of others with respect to any Investment Adviser/Administrator Intellectual Property which would reasonably be expected to have an Investment Adviser/Administrator Material Adverse Effect on the transactions contemplated by this Agreement;

(l) no (i) approval, authorization, consent or order of or filing with any Governmental Authority by the Investment Adviser or Administrator, (ii) authorization, approval, vote or other consent of any holder of securities of the Investment Adviser or the Administrator or any creditor of the Investment Adviser or the Administrator, or (iii) waiver or consent under any material agreement of the Investment Adviser or Administrator is required in connection with the Investment Adviser’s and the Administrator’s execution, delivery and performance of this Agreement or the Company Agreements, to the extent a party thereto, the consummation of the transactions contemplated by this Agreement by the Investment Adviser or Administrator (including, without limitation, the issuance and sale of the Shares), and the delivery of the Shares, other than such as have been obtained, or will have been obtained at each Settlement Date with respect to the Shares issued and sold as of such Settlement Date, (A) under the Securities Act, the Exchange Act, the 1940 Act and the Advisers Act or the Nasdaq Global Select Market and (B) any necessary qualification under the rules and regulations of FINRA or under the securities or blue sky laws of the various jurisdictions in which the Securities are being offered by the Sales Agents;

(m) each of the Investment Adviser and the Administrator owns or leases or has access to all properties and assets as are necessary to the conduct of its operations as presently conducted;

(n) neither the execution, delivery or performance by the Investment Adviser of this Agreement or the Investment Advisory Agreement, or the execution, delivery or performance by the Administrator of this Agreement or the Administration Agreement, nor the consummation of the transactions herein or therein contemplated, nor the fulfillment of the terms hereof or thereof conflict with, result in a breach or violation of, or imposition of any lien, charge or encumbrance upon any property or assets of the Investment Adviser or Administrator, as applicable, pursuant to, (i) the organizational documents of the Investment Adviser or Administrator, as applicable, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the Investment Adviser or Administrator, as applicable, is a party or bound or to which its property is subject, or (iii) any statute, law, rule, regulation, judgment, order or decree applicable to the Investment Adviser or Administrator, as applicable, of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Investment Adviser or Administrator, as applicable, or any of their respective properties, except in the case of clauses (ii) and (iii) where such breach or violation, either singly or in the aggregate, would not reasonably be expected to have an Investment Adviser/Administrator Material Adverse Effect on the transactions contemplated by this Agreement;

(o) neither the Investment Adviser nor the Administrator has taken, directly or indirectly, any action designed to, or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the issuance, sale or resale of the Shares and neither the Investment Adviser nor the Administrator is aware of any such action taken or to be taken by any affiliates of the Investment Adviser or the Administrator;

(p) the operations of the Investment Adviser or the Administrator are and have been conducted at all times in compliance with applicable Money Laundering Laws, except for any such non-compliance as would not, individually or in the aggregate, reasonably be expected to have an Investment Adviser/Administrator Material Adverse Effect on the transactions contemplated by this Agreement, and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Investment Adviser or the Administrator with respect to the Money Laundering Laws is pending or, to the knowledge of the Investment Adviser or the Administrator, threatened;

(q) the Investment Adviser maintains a system of internal controls sufficient to provide reasonable assurance that (i) transactions effectuated by it under the Investment Advisory Agreement are executed in accordance with its management’s general or specific authorization and (ii) access to the Company’s assets is permitted only in accordance with its management’s general or specific authorization;

(r) the Investment Adviser (i) has adopted and implemented written policies and procedures pursuant to Rule 206(4)-7 under the Advisers Act reasonably designed to prevent violations of the Advisers Act by the Investment Adviser; (ii) is conducting its business in compliance with all laws, rules, regulations, decisions, directives and orders except for such failure to comply which would not reasonably be expected to result in an Investment Adviser/Administrator Material Adverse Effect on the transactions contemplated by this Agreement; and (iii) is conducting its business in compliance in all material respects with the applicable requirements of the Advisers Act;

(s) the description of each of the Investment Adviser and the Administrator and its business, and the statements attributable to the Investment Adviser and the Administrator, in each of the Registration Statement and the Prospectus did not and will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading;

(t) any certificate signed by any officer of the Investment Adviser or the Administrator and delivered to the Sales Agents or to counsel for the Sales Agents shall be deemed a representation and warranty by the Investment Adviser or the Administrator, as applicable, to the Sales Agents as to matters covered thereby; and

(u) each of the Investment Adviser’s and the Administrator’s information technology assets and equipment, computers, systems, networks, hardware, software, websites, applications, and databases (collectively, “IT Systems”) are adequate for, and operate and perform in all material respects as required in connection with the operation of the business of the Company, its Subsidiaries, the Investment Adviser and the Administrator as currently conducted. Each of the Investment Adviser and the Administrator implemented and maintained commercially reasonable controls, policies, procedures, and safeguards to maintain and protect the Company’s, its Subsidiaries’, the Investment Adviser’s and the Administrator’s material confidential information and the integrity, continuous operation, redundancy and security of all material IT Systems and data (including all personal, personally identifiable, sensitive, confidential or regulated data (“Personal Data”)) used in connection with its business, and there have been no breaches, violations, outages or unauthorized uses of or accesses to same, except, in each case, as would not reasonably be expected to, individually or in the aggregate, have an Investment Adviser/Administrator Material Adverse Effect. The Company, its Subsidiaries, the Investment Adviser and the Administrator are presently in compliance in all material respects with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Personal Data and to the protection of such IT Systems and Personal Data from unauthorized use, access, misappropriation or modification, except, in each case, as would not reasonably be expected to, individually or in the aggregate, have an Investment Adviser/Administrator Material Adverse Effect.

SECTION 6. Certain Covenants of the Company. The Company hereby agrees with each Sales Agent:

(a) to use commercially reasonable efforts to furnish such information as may be required and otherwise to cooperate with the Sales Agents in qualifying the offering of the Shares and the sale of the Shares under the securities or blue sky laws of such jurisdictions (both domestic and foreign) as the Sales Agents may designate and to maintain such qualifications in effect as long as requested by the Sales Agents for the distribution of the Placement Securities; provided, however, that the Company shall not be required to qualify as a foreign organization, to subject itself to taxation or to consent to the service of process under the laws of any such jurisdiction (except service of process with respect to the offering and the sale of the Shares);

(b) to prepare the Prospectus in a form approved by the Sales Agents and file such Prospectus with the Commission pursuant to Rule 424 of the Securities Act Regulations within the applicable time period prescribed for such filing by Rule 424 of the Securities Act Regulations and will provide evidence satisfactory to the Sales Agents of such timely filing; and to furnish promptly (and with respect to the initial delivery of such Prospectus, not later than 10:00 a.m. (New York City time) on the day following the execution and delivery of this Agreement or on such other day as the parties may mutually agree) to the Sales Agents copies of the Prospectus (or of the Prospectus as amended or supplemented if the Company shall have made any amendments or supplements thereto after the effective date of the Registration Statement) in such quantities and at such locations as the Sales Agents may reasonably request for the purposes contemplated by the Securities Act Regulations, which Prospectus and any amendments or supplements thereto furnished to the Sales Agents will be identical to the version transmitted to the Commission for filing via EDGAR, except to the extent permitted by Regulation S-T;

(c) to advise the Sales Agents immediately, confirming such advice in writing, of (i) the receipt of any comments from, or any request by, the Commission for amendments or supplements to the Registration Statement or the Prospectus, or for additional information with respect thereto, (ii) when, prior to the termination of this Agreement, any amendment to the Registration Statement shall have been filed or become effective, (iii) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of Prospectus, or of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes and, if the Commission or any other government agency or authority should issue any such order, to make every reasonable effort to obtain the lifting or removal of such order as soon as possible, (iv) any examination pursuant to Section 8(e) of the Securities Act concerning the Registration Statement that becomes known to the Company, or (v) if the Company becomes subject to a proceeding under Section 8A of the Securities Act in connection with the distribution of the Shares contemplated herein; and, so long as a prospectus is required to be delivered in connection with this Agreement, to advise the Sales Agents promptly of any amendment or supplement to the Registration Statement or the Prospectus;

(d) to furnish to the Sales Agents for as long as this Agreement is in effect (i) as soon as available, copies of all annual, quarterly and current reports or other communications supplied to holders of Shares, (ii) as soon as practicable after the filing thereof, copies of all reports filed by the Company with the Commission, FINRA or any securities exchange, and (iii) such other information as the Sales Agents may reasonably request regarding the Company (provided, however, that in each case of (i), (ii) and (iii), the filing of same with EDGAR or any successor system of the Commission shall be deemed to satisfy the obligation to furnish any material required to be furnished hereunder);

(e) if at any time when a Prospectus is required by the Securities Act to be delivered in connection with sales of the Common Stock, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Sales Agents or for the Company, to amend the Registration Statement or amend or supplement the Prospectus in order that the Prospectus will not include any untrue statements of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of such counsel, at any such time to amend the Registration Statement or amend or supplement the Prospectus, including, without limitation, the filing of any document incorporated by reference therein, in order to comply with the requirements of the Securities Act or the Exchange Act, the Company will promptly prepare and file with the Commission, subject to Section 6(c), such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement or the Prospectus, or any document incorporated by reference therein, comply with such requirements, and use its reasonable efforts to cause any amendment to the Registration Statement to be declared effective by the Commission as soon as possible. The Company will furnish to the Sales Agents such number of copies of such amendment or supplement as the Sales Agents may reasonably request;

(f) to timely file with the Commission any documents required pursuant to Section 13, 14, or 15(d) of the Exchange Act as are necessary in order to make generally available to its securityholders as soon as reasonably practicable an earnings statement for the purposes of, and to provide the benefits contemplated by, the last paragraph of Section 11(a) of the Securities Act;

(g) to apply the Net Proceeds from the sale of the Placement Securities in accordance with its statements under the caption “Use of Proceeds” in the Prospectus;

(h) the Company will use its commercially reasonable efforts to maintain its qualification as a RIC under Subchapter M of the Code and to maintain such election in effect, for each taxable year during which the Company is a business development company under the 1940 Act;

(i) the Company, during the term of this Agreement and for two years thereafter, will use its commercially reasonably efforts to maintain its status as a business development company; provided, however, the Company may change the nature of its business so as to cease to be, or to withdraw its election as, a business development company, with the approval of its board of directors and a vote of stockholders as required by Section 58 of the 1940 Act or any successor provision;

(j) during the pendency of any Placement Notice (as amended by the corresponding Acceptance, if applicable) given hereunder, the Company shall provide the Sales Agents notice as promptly as reasonably possible before it offers to sell, contracts to sell, sells, grants any option to sell or otherwise disposes of any Common Stock (other than Placement Securities offered pursuant to the provisions of this Agreement) or securities convertible into or exchangeable for Common Stock, warrants or any rights to purchase or acquire Common Stock; provided, that such notice shall not be required in connection with (i) the issuance of Shares to be offered and sold to the Sales Agents pursuant to this Agreement or any Terms Agreement, as applicable, (ii) the issuance of any shares of Common Stock issued by the Company upon the exercise of an option or warrant or the conversion of a security referred to in the Prospectus, (iii) any shares of Common Stock issued or options to purchase shares of Common Stock granted pursuant to existing dividend reinvestment plans of the Company referred to in the Prospectus, and any registration related thereto, (iv) any shares of Common Stock issued to directors in lieu of directors’ fees, and any registration related thereto, or (v) the issuance by the Company of any shares of Common Stock as consideration for any strategic acquisitions;

(k) not to, and to use its best efforts to cause its officers, directors and affiliates not to, take, directly or indirectly, prior to termination of the terms and arrangement contemplated by this Agreement, any action designed to stabilize or manipulate the price of any security of the Company, or which may cause or result in, or which might in the future reasonably be expected to cause or result in, the stabilization or manipulation of the price of any security of the Company, to facilitate the issuance, sale or resale of the Shares;

(l) except by means of the Prospectus or as otherwise agreed by the parties, the Company (including its agents and representatives, other than the Sales Agents in their capacity as such) will not make, use, prepare, authorize, approve or refer to any written communication (as defined in Rule 405 under the Securities Act), and including without limitation any advertisement as defined in Rule 482 under the Securities Act, required to be filed with the Commission, that constitutes an offer to sell or solicitation of an offer to buy Shares hereunder; provided, that the foregoing shall not prohibit the Company from (i) making its required filings with the Commission or the dissemination thereof as required by the federal securities laws, state law or the rules and regulations of the Nasdaq Global Select Market and (ii) disseminating any additional sales material used in connection with the Registration Statement other than in connection with the offer and sale of the Shares hereunder;

(m) the Company shall set forth in each Quarterly Filing (as defined below) in respect of any quarter in which sales of Placement Securities were made by or through the Sales Agents under this Agreement, with regard to the relevant period, the amount of Placement Securities sold to or through one of the Sales Agents, the Net Proceeds (as defined below) to the Company and the compensation paid or payable by the Company to such Sales Agent with respect to such sales of Placement Securities. To the extent that the filing of a prospectus supplement to the Prospectus with the Commission with respect to any sales of Placement Securities becomes required under Rule 424(b) under the Securities Act, the Company agrees that, on or before such dates as the Securities Act shall require, the Company will (i) file a prospectus supplement to the Prospectus with the Commission under the applicable paragraph of Rule 424(b) under the Securities Act, which prospectus supplement will set forth, with regard to the relevant period, the amount of Placement Securities sold to or through the Sales Agents, the Net Proceeds to the Company and the compensation paid or payable by the Company to the Sales Agents with respect to such Placement Securities, and (ii) deliver such number of copies of each such prospectus supplement to each exchange or market on which such sales were effected as may be required by the rules or regulations of such exchange or market. The Company shall afford the Sales Agents and their counsel with a reasonable opportunity to review and comment upon, shall consult with the Sales Agents and their counsel on the form and substance of, and shall give due consideration to all such comments from the Sales Agents or their counsel on, any such filing prior to the issuance, filing or public disclosure thereof; provided, however, that the Company shall not be required to submit for review (A) any portion of any periodic reports filed with the Commission under the Exchange Act other than the specific disclosure relating to any sales of Placement Securities and (B) any disclosure contained in periodic reports filed with the Commission under the Exchange Act if it shall have previously provided the same disclosure for review in connection with a previous filing; and

(n) If, at the time the Registration Statement can no longer be used by the Company in accordance with the rules and regulations of the Commission, this Agreement is still in effect or any Shares purchased by the Sales Agents as principal remain unsold, the Company will promptly file a new registration statement relating to the Shares on a proper form (including, if it is eligible to do so, an automatic shelf registration statement) in form and substance satisfactory to the Sales Agents. The Company will take all other action necessary or appropriate to permit the offering and sale of the Shares to continue as contemplated in the expired Registration Statement. References herein to the “Registration Statement” shall include such new shelf registration statement or such new automatic shelf registration statement, as the case may be.

SECTION 7. Sale and Delivery to Sales Agents; Settlement.

(a) On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, upon the Applicable Sales Agent’s acceptance of the terms of a Placement Notice or upon receipt by the Applicable Sales Agent of an Acceptance, as the case may be, and unless the sale of the Placement Securities described therein has been declined, suspended, or otherwise terminated in accordance with the terms of this Agreement, the Applicable Sales Agent, for the period specified in the Placement Notice (as amended by the corresponding Acceptance, if applicable), will use its commercially reasonable efforts consistent with its normal trading and sales practices to sell such Placement Securities in negotiated transactions or transactions that are deemed to be “at the market” offerings (“At the Market Offerings”) up to the amount specified, and otherwise in accordance with the terms of such Placement Notice (as amended by the corresponding Acceptance, if applicable). Each of the Company and the Investment Adviser acknowledges and agrees that (i) there can be no assurance that the Applicable Sales Agent will be successful in selling Placement Securities, (ii) the Applicable Sales Agent will incur no liability or obligation to the Company, the Investment Adviser, the Administrator or any other person or entity if it does not sell Placement Securities for any reason other than a failure by the Applicable Sales Agent to use its commercially reasonable efforts consistent with its normal trading and sales practices to sell such Placement Securities as required under this Section 7 and (iii) the Applicable Sales Agent shall be under no obligation to purchase Shares on a principal basis pursuant to this Agreement, except as otherwise agreed by the Applicable Sales Agent in the Placement Notice (as amended by the corresponding Acceptance, if applicable). In the event the Company engages a Sales Agent for a sale of Shares that would constitute the sale of a “block” under Rule 10b-18(a)(5) under the Exchange Act or a “distribution,” within the meaning of Rule 100 of Regulation M under the Exchange Act, the Company and the applicable Sales Agent will agree to compensation and deliverables that are customary for the applicable Sales Agent with respect to such transactions.

(b) Unless otherwise specified in the applicable Placement Notice (as amended by the corresponding Acceptance, if applicable), settlement for sales of Placement Securities will occur on the first (1st) Trading Day following the date on which such sales are made (each, a “Settlement Date”). The amount of proceeds to be delivered to the Company on a Settlement Date against receipt of the Placement Securities sold (the “Net Proceeds”) will be equal to the aggregate offering price received by the Applicable Sales Agent at which such Placement Securities were sold, after deduction for (i) the Applicable Sales Agent’s commission, discount or other compensation for such sales payable by the Company as calculated in accordance with the terms of Exhibit D attached hereto, and (ii) any transaction fees imposed by any governmental or self-regulatory organization in respect of such sales, provided, however, that there shall be no deduction for compensation to the extent such compensation is paid by the Investment Adviser.

(c) On or before each Settlement Date, the Company will, or will cause its transfer agent (the “Transfer Agent”) to, electronically transfer the Placement Securities being sold by crediting the Applicable Sales Agent’s or its designee’s account (provided the Applicable Sales Agent shall have given the Company written notice of such designee prior to the Settlement Date) at The Depository Trust Fund through its Deposit and Withdrawal at Custodian System or by such other means of delivery as may be mutually agreed upon by the parties hereto, which in all cases shall be freely tradable, transferable, registered shares in good deliverable form. The Applicable Sales Agent will deliver the related Net Proceeds in same day funds to an account designated by the Company on or prior to the Settlement Date. The Company agrees that if the Company, or the Transfer Agent (if applicable), defaults in its obligation to deliver Placement Securities on a Settlement Date, the Company agrees that in addition to and in no way limiting the rights and obligations set forth in Section 11(a) hereto, it will (i) hold the Applicable Sales Agent harmless against any loss, liability, claim, damage, or expense whatsoever (including reasonable legal fees and expenses), as incurred, arising out of or in connection with such default by the Company or the Transfer Agent (if applicable) and (ii) pay to the Applicable Sales Agent any commission, discount, or other compensation to which it would otherwise have been entitled absent such default.

(d) The Placement Securities shall be in such denominations and registered in such names as the Applicable Sales Agent may request in writing at least one full Trading Day before the Settlement Date. The Company shall deliver the Placement Securities, if any, through the facilities of The Depository Trust Fund unless the Applicable Sales Agent shall otherwise instruct.

(e) Under no circumstances shall the Company cause or request the offer or sale of any Shares, if after giving effect to the sale of such Shares, the aggregate offering price of the Shares sold pursuant to this Agreement would exceed the lesser of (A) together with all sales of Shares under this Agreement, the Maximum Amount, (B) the amount available for offer and sale under the currently effective Registration Statement, (C) the amount authorized from time to time to be issued and sold under this Agreement by the Company and notified to the Sales Agents in writing. Under no circumstances shall the Company cause or request the offer or sale of any Shares pursuant to this Agreement (i) at a price lower than the minimum price authorized from time to time by the Company and notified to the Sales Agents in writing and (ii) at a price (net of the Sales Agents’ commission, discount or other compensation for such sales payable by the Company as calculated in accordance with the terms of Exhibit D attached hereto) lower than the Company’s then current net asset value per share (as calculated pursuant to the 1940 Act), unless the Company has received the requisite approval from stockholders as required pursuant to the 1940 Act. Further, under no circumstances shall the aggregate offering price of Shares sold pursuant to this Agreement, including any separate underwriting or similar agreement covering principal transactions described in this Agreement, exceed the Maximum Amount.

(f) If any party has reason to believe that the exemptive provisions set forth in Rule 101(c)(1) of Regulation M are not satisfied with respect to the Shares, it shall promptly notify the other parties and sales of the Shares under this Agreement shall be suspended until that or other exemptive provisions have been satisfied in the judgment of each party. Upon the reasonable request of the Company in writing to the Sales Agents (which such request may be by electronic mail), the Sales Agents shall promptly calculate and provide in writing to the Company a report setting forth, for the prior week, the average daily trading volume (as defined in Rule 100 of Regulation M) of the Common Stock.

(g) Except as may be mutually agreed by the Company and the Sales Agents, the Company and the Sales Agents agree that no sales of Shares shall take place, and the Company shall not request the sale of any Shares that would be sold, and the Sales Agents shall not be obligated to sell, during: the period that commences on the fifth (5th) Business Day prior to the Company’s filing of its quarterly report on Form 10-Q or annual report on Form 10-K, as applicable, and ending on the respective date on which the Company files its quarterly report on Form 10-Q (the “10-Q Filing”) or its annual report on Form 10-K (the “10-K Filing”) (each of a 10-Q Filing and/or a 10-K Filing shall also be referred to herein as a “Quarterly Filing”). To the extent the Company releases its earnings for its most recent quarterly period or fiscal year, as applicable (an “Earnings Release”), before it files with the Commission its quarterly report on Form 10-Q for such quarterly period or annual report on Form 10-K for such fiscal year, as applicable, then the Sales Agents and the Company agree that no sales of Shares shall take place for the period beginning on the date of the Earnings Release and ending on the date of the applicable Quarterly Filing. Notwithstanding the foregoing, without the prior written consent of each of the Company and the Sales Agents, no sales of Shares shall take place, and the Company shall not request the sale of any Shares that would be sold, and the Sales Agents shall not be obligated to sell, during any period in which the Company is in possession of material non-public information.

SECTION 8. Payment of Expenses.

The Company agrees to pay or cause to be paid all costs and expenses incident to the performance of the Company’s obligations under this Agreement, whether or not the transactions contemplated hereunder are consummated or this Agreement is terminated, including expenses, fees and taxes in connection with (i) the preparation and filing of the Registration Statement, the Prospectus and any amendments or supplements thereto, and the printing and furnishing of copies of each thereof to the Sales Agents and to soliciting dealers (including costs of mailing and shipment), (ii) the printing of this Agreement and any dealer agreements and furnishing of copies of each to the Sales Agents and to soliciting dealers (including costs of mailing and shipment), (iii) the qualification for the offering and the sale of the Shares under state laws that the Company and the Sales Agents have mutually agreed are appropriate and the determination of their eligibility for investment under state law as aforesaid (including the reasonable legal fees and filing fees and other disbursements of counsel for the Sales Agents relating thereto and the printing and furnishing of copies of any blue sky surveys or legal investment surveys to the Sales Agents and to soliciting dealers in an amount not to exceed $10,000), (iv) filing for review of the terms of the sale of the Placement Securities by FINRA, (v) the fees and expenses of the Transfer Agent, any information agent, any transfer agent or registrar for the Shares, (vi) the fees and expenses incurred in connection with the listing of the Shares on the Nasdaq Global Select Market, (vii) making written communications or sales materials with respect to the sale of the Placement Securities, (viii) preparing and distributing copies of the transaction documents for the Sales Agents and their legal counsel, (ix) the fees and expenses of Katten Muchin Rosenman LLP, as counsel to the Sales Agents, in an amount not to exceed (A) $50,000 in connection with due diligence and the preparation of this Agreement and (B) for fiscal quarters in which commissions received by the Sales Agents in connection with the sale of the Shares is less than $15,000, the difference between $15,000 and total commissions received by the Sales Agents for such fiscal quarter and (x) performing the Company’s other obligations hereunder. Upon the request of the Sales Agents, the Company will provide funds in advance for FINRA filing fees. Except as set forth herein, the Sales Agents will pay all of their other out-of-pocket costs and expenses incurred in connection with entering into this Agreement and the transactions contemplated by this Agreement, including, without limitation, travel and similar expenses, whether or not the transactions contemplated hereby are consummated or this Agreement is terminated.

SECTION 9. Conditions of Sales Agents’ Obligations. The respective obligations of the Company, the Investment Adviser and the Administrator, and the several obligations of the Sales Agents, hereunder are subject to the condition that the Registration Statement has become effective and at each Settlement Date no stop order suspending the effectiveness of the Registration Statement shall have been issued under the Securities Act and no proceedings with respect thereto shall have been initiated or, to the Company’s knowledge, threated by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Sales Agents.

The several obligations of each Sales Agent are subject to the following further conditions:

(a) On or prior to the date that the first Shares are sold pursuant to the terms of this Agreement and each time the Company subsequently thereafter (i) amends or supplements the Registration Statement or the Prospectus relating to the Placement Securities (other than (A) a prospectus supplement filed in accordance with Section 6(o) of this Agreement or (B) a supplement or amendment that relates to an offering of securities other than the Placement Securities) by means of a post-effective amendment, sticker, or supplement but not by means of incorporation of document(s) by reference to the Registration Statement or the Prospectus relating to the Placement Securities, (ii) files an annual report on Form 10-K under the Exchange Act (including any Form 10-K/A containing amended financial information or a material amendment to the previously filed Form 10-K), (iii) files a quarterly report on Form 10-Q under the Exchange Act, (iv) files a report on Form 8-K containing amended financial information (other than an earnings release, to “furnish” information pursuant to Items 2.02 or 7.01 of Form 8-K or to provide disclosure pursuant to Item 8.01 of Form 8-K relating to the reclassification of certain properties as discontinued operations in accordance with Statement of Financial Accounting Standards No. 144) under the Exchange Act (unless the Sales Agents determine that the information contained in such Form 8-K is not material), or (v) sells Placement Securities to the Sales Agents as principal at the Point of Sale pursuant to the applicable Placement Notice (each date of filing of one or more of the documents and each other date referred to in clauses (i) through (v) shall be deemed a “Representation Date”), each of the Company, the Investment Adviser and the Administrator shall furnish the Sales Agents with a certificate, in the respective form attached hereto as Exhibit F (each, an “Officer’s Certificate”) within five (5) Business Days of any Representation Date. The requirement to provide a certificate under this Section 9(a) shall be waived for any Representation Date occurring at a time at which no Placement Notice (as amended by the corresponding Acceptance, if applicable) is pending, which waiver shall continue until the date the Company delivers a Placement Notice hereunder. Notwithstanding the foregoing, if the Company subsequently decides to sell Placement Securities following a Representation Date when the Company relied on such waiver and did not provide the Sales Agents with a certificate under this Section 9(a), then before the Company delivers the Placement Notice or the Applicable Sales Agent sells any Placement Securities, each of the Company, the Investment Adviser and the Administrator shall provide the Sales Agents with the applicable Officer’s Certificate, dated the date of the Placement Notice. “Point of Sale” means, for specific Placement Securities, the time at which an acquiror of Placement Securities entered into a contract, binding upon such acquiror, to acquire such Placement Securities.

(b) On or prior to the date of the first Placement Notice and within five (5) Business Days of each Representation Date with respect to which the Company, the Investment Adviser and the Administrator are obligated to deliver the applicable Officer’s Certificate for which no waiver is applicable, the Company shall cause to be furnished to the Sales Agents written opinions of Sullivan & Cromwell LLP and Venable LLP or other counsel satisfactory to Oppenheimer (collectively, “Company Counsel”), in form and substance reasonably satisfactory to Oppenheimer and its counsel, dated the date that the opinion is required to be delivered, substantially similar to the respective form attached hereto as Exhibit E modified, as necessary, to relate to the Registration Statement and the Prospectus as then amended or supplemented; provided, however, that in lieu of such opinions for subsequent Representation Dates, any such counsel may furnish the Sales Agents with a letter (a “Reliance Letter”) to the effect that the Sales Agents may rely on a prior opinion delivered under this Section 9(b) to the same extent as if it were dated the date of such letter (except that statements in such prior opinion shall be deemed to relate to the Registration Statement and the Prospectus as amended or supplemented at such Representation Date).

(c) On or prior to the date of the first Placement Notice and within five (5) Business Days of each Representation Date with respect to which the Company, the Investment Adviser and the Administrator are obligated to deliver the applicable Officer’s Certificate for which no waiver is applicable (each, a “Comfort Letter Triggering Event”), the Company shall cause (A) its independent accountants to furnish the Sales Agents a letter (the “Comfort Letter”), dated the date the Comfort Letter is delivered, in form and substance satisfactory to Oppenheimer, (i) confirming that they are an independent registered public accounting firm within the meaning of the Securities Act, the Exchange Act and the Public Fund Accounting Oversight Board, (ii) stating, as of such date, the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants’ “comfort letters” to underwriters in connection with registered public offerings (the first such letter, the “Initial Comfort Letter”) and (iii) updating the Initial Comfort Letter with any information that would have been included in the Initial Comfort Letter had it been given on such date and modified as necessary to relate to the Registration Statement and the Prospectus, as amended and supplemented to the date of such letter and (B), if requested by the Sales Agents, the Chief Financial Officer of the Company to furnish to Sales Agents a certificate (the “CFO Certificate”) dated the date that the certificate is required to be delivered, in form and substance satisfactory to Oppenheimer. The requirement to provide a Comfort Letter under this Section 9(c) shall be waived if at the time of the Comfort Letter Triggering Event there is no Placement Notice outstanding. Notwithstanding the foregoing, if the Company subsequently decides to issue a Placement Notice, the Company shall provide the Sales Agents with a Comfort Letter and, if requested by the Sales Agents, a CFO Certificate prior to the issuance of such Placement Notice.

(d) On or prior to the date of the first Placement Notice and within five (5) Business Days of each Representation Date with respect to which the Company, the Investment Adviser and the Administrator are obligated to deliver the applicable Officer’s Certificate for which no waiver is applicable, the Sales Agents shall have received a written opinion of Katten Muchin Rosenman LLP, in form and substance satisfactory to Oppenheimer, dated the date that the opinion is required to be delivered, modified, as necessary, to relate to the Registration Statement and the Prospectus as then amended or supplemented; provided, however, that in lieu of such opinions for subsequent Representation Dates, counsel may furnish the Sales Agents with a Reliance Letter to the effect that the Sales Agents may rely on a prior opinion delivered under this Section 9(d) to the same extent as if it were dated the date of such letter (except that statements in such prior opinion shall be deemed to relate to the Registration Statement and the Prospectus as amended or supplemented at such Representation Date).

(e) At each Representation Date with respect to which the Company, Investment Adviser or Administrator are obligated to delivered the applicable Officer’s Certificate for which no waiver is applicable, the Company shall have conducted due diligence sessions, in form and substance reasonably satisfactory to each Sales Agent, which shall include the participation of representatives of the management of the Company and the independent registered public accountants of the Company.

(f) The Registration Statement shall have become effective and shall be available for (i) all sales of Placement Securities issued pursuant to all prior Placement Notices (each as amended by a corresponding Acceptance, if applicable) and (ii) the sale of all Placement Securities contemplated to be issued by any Placement Notice (as amended by the corresponding Acceptance, if applicable).

(g) Except as contemplated in the Prospectus, no Company Material Effect or Investment Adviser/Administrator Material Adverse Effect shall have occurred.

(h) The Placement Securities shall either have been (i) approved for listing on the Nasdaq Global Select Market, subject only to notice of issuance, or (ii) the Company shall have submitted to the Nasdaq Global Select Market an application for listing of the Placement Securities on the Nasdaq Global Select Market at, or prior to, the issuance of any Placement Notice.

(i) Trading in the Common Stock shall not have been suspended on the Nasdaq Global Select Market.

(j) The Common Stock shall be an “actively-traded security” excepted from the requirements of Rule 101 of Regulation M by subsection (c)(1) of such rule.

(k) All filings with the Commission required by Rule 424 under the Securities Act to have been filed prior to the issuance of any Placement Notice hereunder shall have been made within the applicable time period prescribed for such filing by Rule 424.

(l) No action, suit, proceeding, inquiry or investigation shall have been instituted or threatened by the Commission which would adversely affect the Company’s standing as a business development company under the 1940 Act or the standing of the Investment Adviser as a registered investment adviser under the Advisers Act.

(m) If any condition specified in this Section 9 shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by Oppenheimer by notice to the Company, and such termination shall be without liability of any party to any other party except as provided in Section 8 hereof and except that, in the case of any termination of this Agreement, Sections 4, 5, 11, and 12 hereof shall survive such termination and remain in full force and effect.

SECTION 10. Termination.

(a) Oppenheimer, on behalf of the Sales Agents, may terminate this Agreement with respect to one or more Sales Agents or in its entirety, by notice to the Company, as hereinafter specified at any time if (x) since the time of execution of this Agreement or the earlier respective dates as of which information is given in the Registration Statement and the Prospectus, there has been any Material Adverse Change or any development involving a prospective Material Adverse Change in the business, properties, management, financial condition or results of operation of the Company, the Investment Adviser or the Administrator, which would, in Oppenheimer’s judgment, make it impracticable or inadvisable to proceed with the sale of the Placement Securities on the terms and in the manner contemplated in the Registration Statement and the Prospectus, or (y) there shall have occurred: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange, the American Stock Exchange or the Nasdaq Stock Market; (ii) a suspension or material limitation in trading in the Company’s securities on the Nasdaq Global Select Market; (iii) a general moratorium on commercial banking activities declared by either federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (iv) an outbreak or escalation of hostilities or acts of terrorism involving the United States or a declaration by the United States of a national emergency or war; or (v) any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (iv) or (v) in Oppenheimer’s judgment makes it impracticable or inadvisable to proceed with the sale of the Placement Securities on the terms and in the manner contemplated in the Registration Statement and the Prospectus, or (z) there shall have occurred any downgrading, or any notice or announcement shall have been given or made of (i) any intended or potential downgrading or (ii) any watch, review or possible change that does not indicate an affirmation or improvement, in the rating accorded any securities of or guaranteed by the Company by any “nationally recognized statistical rating organization,” as that term is defined in Rule 436(g)(2) under the Securities Act.

(b) The Company shall have the right, by giving notice, as hereinafter specified, to terminate this Agreement, with respect to one or more Sales Agents or in its entirety, in its sole discretion at any time after the date of this Agreement.

(c) Each Sales Agent shall have the right, by giving notice, as hereinafter specified, to terminate its participation in this Agreement in its sole discretion at any time after the date of this Agreement. The termination of this Agreement by a Sales Agent shall not effect the rights and obligations or continued effectiveness of this Agreement with respect to the Company and the other Sales Agents.

(d) Unless earlier terminated pursuant to this Section 10, this Agreement shall automatically terminate upon the issuance and sale of Placement Securities through the Sales Agents on the terms and subject to the conditions set forth herein with an aggregate offering price equal to the amount set forth prior to Section 1 of this Agreement.

(e) This Agreement shall remain in full force and effect unless terminated pursuant to this Section 10 or otherwise by mutual agreement of the parties.

(f) Any termination of this Agreement shall be effective on the date specified in such notice of termination; provided, however, that such termination shall not be effective until the close of business on the date of receipt of such notice by the Sales Agents or the Company, as the case may be. If such termination shall occur prior to the Settlement Date for any sale of Placement Securities, such Placement Securities shall settle in accordance with the provisions of this Agreement.

(g) If this Agreement is terminated pursuant to this Section 10, such termination shall be without liability of any party to any other party except as provided in Section 8 hereof, and except that, in the case of any termination of this Agreement, Sections 4, 11 and 12 hereof shall survive such termination and remain in full force and effect.

SECTION 11. Indemnification.

(a) The Company agrees, severally and not jointly, to indemnify, defend and hold harmless and each of the Investment Adviser and the Administrator, jointly and severally, agree to indemnify, defend and hold harmless the Sales Agents and any person who controls a Sales Agent within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and the respective directors, officers, employees and agents of a Sales Agent, from and against any loss, expense, liability, damage or claim (including the reasonable cost of investigation) which, jointly or severally, the Sales Agents or respective controlling person may incur under the Securities Act, the Exchange Act or otherwise, insofar as such loss, expense, liability, damage or claim arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment or part thereof) or the Prospectus, (ii) any omission or alleged omission to state a material fact required to be stated in any such Registration Statement, or necessary to make the statements made therein not misleading or (iii) any omission or alleged omission from any such Prospectus of a material fact necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading; except in each case of (i), (ii) and (iii) above insofar as any such loss, expense, liability, damage or claim arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in and in conformity with the information set forth in the last sentence of the first paragraph of Section 11(b). The indemnity agreement set forth in this Section 11(a) shall be in addition to any liability which the Company, the Investment Adviser or the Administrator may otherwise have.

If any action is brought against a Sales Agent or its respective controlling person in respect of which indemnity may be sought against the Company, the Investment Adviser and the Administrator pursuant to the foregoing paragraph, such Sales Agent shall promptly notify the Company, the Investment Adviser and the Administrator in writing of the institution of such action, and any of the Company, the Investment Adviser or the Administrator shall assume the defense of such action, including the employment of counsel and payment of expenses; provided, however, that any failure or delay to so notify the Company, the Investment Adviser and the Administrator will not relieve the Company, the Investment Adviser and the Administrator of any obligation hereunder, except to the extent that its ability to defend is actually impaired by such failure or delay. A Sales Agent or its controlling person shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Sales Agent or such controlling person unless the employment of such counsel shall have been authorized in writing by the Company, the Investment Adviser and the Administrator in connection with the defense of such action, or the Company, the Investment Adviser or the Administrator shall not have employed counsel to have charge of the defense of such action within a reasonable time after delivery of notice of such action or such indemnified party or parties shall have reasonably concluded (based on the advice of counsel) that there may be defenses available to it or them which are different from or additional to those available to the Company and the Investment Adviser (in which case the Company, the Investment Adviser and the Administrator shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the Company, the Investment Adviser and the Administrator and paid as incurred (it being understood, however, that the Company, the Investment Adviser and the Administrator shall not be liable for the expenses of more than one separate firm of attorneys for the Sales Agents or its controlling persons in any one action or series of related actions in the same jurisdiction (other than local counsel in any such jurisdiction) representing the indemnified parties who are parties to such action). In the case of any such separate firm for the Placements Agents, such firm shall be designated in writing by Oppenheimer. Anything in this paragraph to the contrary notwithstanding, the Company, the Investment Adviser and the Administrator shall not be liable for any settlement of any such claim or action effected without its consent.

(b) Each Sales Agent agrees, severally and not jointly, to indemnify, defend and hold harmless each of the Company, the Investment Adviser, the Administrator and each of their respective partners, directors, managers, members and stockholders (as the case may be), and the Company’s officers that signed the Registration Statement, and any person who controls the Company, the Investment Adviser and/or the Administrator within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any loss, expense, liability, damage or claim (including the reasonable cost of investigation) which the Company, the Investment Adviser or the Administrator or any such person may incur under the Securities Act, the Exchange Act or otherwise, insofar as such loss, expense, liability, damage or claim arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment or part thereof) or Prospectus, (ii) any omission or alleged omission to state a material fact required to be stated in any such Registration Statement, or necessary to make the statements therein not misleading, or (iii) any omission or alleged omission from any such Prospectus of a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, but in each case only insofar as such untrue statement or alleged untrue statement or omission or alleged omission was made in such Registration Statement or Prospectus in reliance upon and in conformity with information furnished in writing by or on behalf of the Sales Agents to the Company expressly for use therein. The names of each of the Sales Agents set forth on the cover page and in the first paragraph under the heading “Plan of Distribution” of the Prospectus, and the last paragraph on page S-20 under the heading “Plan of Distribution” of the Prospectus constitute the only information furnished by or on behalf of the Sales Agents to the Company for purposes of Section 4(r) and this Section 11.

If any action is brought against the Company, the Investment Adviser, the Administrator or any such person in respect of which indemnity may be sought against the Sales Agents pursuant to the foregoing paragraph, the Company, the Investment Adviser, the Administrator or such person shall promptly notify the Sales Agents in writing of the institution of such action, and the Sales Agents, shall assume the defense of such action, including the employment of counsel and payment of expenses; provided, however, that any failure or delay to so notify the Sales Agents will not relieve the Sales Agents of any obligation hereunder, except to the extent that the Sales Agents’ ability to defend is actually impaired by such failure or delay. The Company, the Investment Adviser, the Administrator or such person shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Company, the Investment Adviser, the Administrator or such person unless the employment of such counsel shall have been authorized in writing by Oppenheimer in connection with the defense of such action or Oppenheimer shall not have employed counsel to have charge of the defense of such action within a reasonable time after delivery of notice of such action or such indemnified party or parties shall have reasonably concluded (based on the advice of counsel) that there may be defenses available to it or them which are different from or additional to those available to the Sales Agents (in which case the Sales Agents shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by Sales Agents and paid as incurred (it being understood, however, that the Sales Agents shall not be liable for the expenses of more than one separate firm of attorneys in any one action or series of related actions in the same jurisdiction (other than local counsel in any such jurisdiction) representing the indemnified parties who are parties to such action).

(c) If the indemnification provided for in this Section 11 is unavailable or insufficient to hold harmless an indemnified party under subsections (a) and (b) of this Section 11 in respect of any losses, expenses, liabilities, damages or claims referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, expenses, liabilities, damages or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, the Investment Adviser, the Administrator and the Sales Agents from the sale of the Placement Securities or (ii) if (but only if) the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, the Investment Adviser, the Administrator and of the Sales Agents in connection with the statements or omissions which resulted in such losses, expenses, liabilities, damages or claims, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Sales Agents shall be deemed to be in the same respective proportion as the total proceeds from the offering (net of Sales Agents’ fees but before deducting expenses) received by the Company and the total fees received by the Sales Agents, bear to the aggregate offering price of the Shares. The relative fault of the Company, the Investment Adviser, the Administrator and of the Sales Agents shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Company, the Investment Adviser, the Administrator or by the Sales Agents and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages and liabilities referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any claim or action.

(d) The Company, the Investment Adviser, the Administrator and each Sales Agent agree severally and not jointly that it would not be just and equitable if contribution pursuant to this Section 11 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in subsection (c)(i) and, if applicable, subsection (c)(ii), above. Notwithstanding the provisions of this Section 11, the Sales Agents shall not be required to contribute any amount in excess of the respective fees received by each Sales Agent. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(e) No party shall be entitled to indemnification under this Section 11 if such indemnification of such party would violate Section 17(i) of the 1940 Act.

SECTION 12. Survival. The indemnity and contribution agreements contained in Section 11 and the covenants, warranties and representations of the Company contained in Section 4 and Section 6 of this Agreement and the warranties and representations of the Investment Adviser and the Administrator contained in Section 4, Section 5 and Section 6 shall remain in full force and effect regardless of any investigation made by or on behalf of a Sales Agent, or any person who controls such Sales Agent within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and the respective directors, officers, employees and agents of a Sales Agent or by or on behalf of the Company, its directors and officers, or any person who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and shall survive any termination of this Agreement, the sale and delivery of the Shares pursuant to terms of this Agreement. The Company and each Sales Agent agree promptly to notify the others of the commencement of any litigation or proceeding against it and, in the case of the Company, against any of the Company’s officers and directors, in connection with the sale and delivery of the Shares pursuant to the terms of this Agreement, or in connection with the Registration Statement or the Prospectus.

SECTION 13. Duties. Nothing in this Agreement shall be deemed to create a partnership, joint venture or agency relationship between the parties. The Sales Agents undertake to perform such duties and obligations only as expressly set forth herein. Such duties and obligations of the Sales Agents with respect to the sale of the Placement Securities shall be determined solely by the express provisions of this Agreement, and the Sales Agents shall not be liable except for the performance of such duties and obligations with respect to the sale of the Placement Securities as are specifically set forth in this Agreement. The Company acknowledges and agrees that: (i) any activity that the Sales Agents may undertake or have undertaken in furtherance of the sale of the Placement Securities, including any purchase and sale of the Shares pursuant to this Agreement, either before or after the date hereof, is an arm’s-length commercial transaction between the Company, on the one hand, and the Sales Agents, on the other hand, and the Company is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated by this Agreement; (ii) in connection with each transaction contemplated hereby and the process leading to such transaction each Sales Agent is and has been acting solely as a principal and is not the financial advisor, agent or fiduciary of the Company or its affiliates, stockholders, creditors or employees or any other party; (iii) each Sales Agent has not assumed or will not assume an advisory, agency or fiduciary responsibility in favor of the Company with respect to any of the transactions contemplated hereby or the process leading thereto (irrespective of whether a Sales Agent has advised or is currently advising the Company on other matters); and (iv) each Sales Agent and its affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company and that each Sales Agent has no obligation to disclose any of such interests. The Company acknowledges that each Sales Agent disclaims any implied duties (including any fiduciary duty), covenants or obligations arising from each Sales Agent’s performance of the duties and obligations expressly set forth herein. The Company hereby waives and releases, to the fullest extent permitted by law, any claims that the Company may have against each Sales Agent with respect to any breach or alleged breach of agency or fiduciary duty.

SECTION 14. Notices. Except as otherwise herein provided, all statements, requests, notices and agreements shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to Oppenheimer shall be directed to Oppenheimer & Co. Inc., 85 Broad Street, 23rd Floor, New York, New York 10004, Attention: Peter Vogelsang, if to B. Riley Securities, Inc., 299 Park Avenue, 21st Floor, Attention: Mike Cavanagh, Email: mcavanagh@brileysecurities.com, if to Citizens JMP Securities, LLC, 450 Park Avenue, 5th Floor, New York, New York 10022, Attention: Equity Securities, if to Keefe, Bruyette & Woods, Inc., 787 Seventh Avenue, Fourth Floor, New York, New York 10019, Attention: Equity Capital Markets, if to Raymond James & Associates, Inc., 880 Carillon Parkway, Tower 3, St. Petersburg, Florida 33716, Attention: Larry Herman, Email: GEIBLegal@raymondjames.com, with a copy to Katten Muchin Rosenman LLP, 1919 Pennsylvania Ave NW, Suite 800, Washington DC 20006, Attention: Vlad M. Bulkin; if to the Company, Investment Adviser or Administrator shall be sufficient in all respects if delivered to Carlyle Secured Lending, Inc., One Vanderbilt Avenue, Suite 3400, New York, NY 10017, Attention: Joshua Lefkowitz, Email: joshua.lefkowitz@carlyle.com, with a copy, which shall not constitute notice, to William G. Farrar c/o Sullivan & Cromwell LLP, 125 Broad Street, New York, NY 10004.

SECTION 15. Adjustments for Share Splits. The parties acknowledge and agree that all share-related numbers contained in this Agreement shall be adjusted to take into account any share split, share dividend or similar event effected with respect to the Common Stock.

SECTION 16. Entire Agreement; Amendment; Severability. This Agreement (including all schedules and exhibits attached hereto and Placement Notices issued pursuant hereto) and any other writing entered into by the parties relating to this Agreement constitute the entire agreement and supersedes all other prior and contemporaneous agreements and undertakings, both written and oral, among the parties hereto with regard to the subject matter hereof. Neither this Agreement nor any term hereof may be amended except pursuant to a written instrument executed by the Company and the Sales Agents. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable as written by a court of competent jurisdiction, then such provision shall be given full force and effect to the fullest possible extent that it is valid, legal and enforceable, and the remainder of the terms and provisions herein shall be construed as if such invalid, illegal or unenforceable term or provision was not contained herein, but only to the extent that giving effect to such provision and the remainder of the terms and provisions hereof shall be in accordance with the intent of the parties as reflected in this Agreement.

SECTION 17. Governing Law; Consent to Jurisdiction. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to conflicts of laws principles. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection with any transaction contemplated hereby, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof (certified or registered mail, return receipt requested) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

SECTION 18. Headings. The section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.

SECTION 19. Parties at Interest. The Agreement herein set forth has been and is made solely for the benefit of the Sales Agents, each of the Company, the Investment Adviser, the Administrator and the controlling persons, directors and officers referred to in Section 11 and Section 12 hereof, and their respective successors, assigns, executors and administrators. No other person, partnership, association or corporation shall acquire or have any right under or by virtue of this Agreement.

SECTION 20. Waiver of Jury Trial. The Company and each Sales Agent each hereby irrevocably waives any right it may have to a trial by jury in respect of any claim based upon or arising out of this Agreement or any transaction contemplated hereby.

SECTION 21. Counterparts and Facsimile Signatures. This Agreement may be signed by the parties in counterparts which together shall constitute one and the same agreement among the parties. Counterparts may be delivered via facsimile, electronic mail (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

[Remainder of Page Intentionally Left Blank]

If the foregoing correctly sets forth the understanding among the Company, the Investment Adviser and the Administrator on the one hand, and the Sales Agents on the other, please so indicate in the space provided below for the purpose, whereupon this Agreement shall constitute a binding agreement among the Company, the Investment Adviser and the Administrator on the one hand, and the Sales Agents on the other.

Very truly yours,

CARLYLE SECURED LENDING, INC.

By:	/s/ Joshua Lefkowitz
Name: Joshua Lefkowitz
Title: Chief Compliance Officer and Secretary of each Company

CARLYLE GLOBAL CREDIT INVESTMENT MANAGEMENT L.L.C.

By:	/s/ Joshua Lefkowitz
Name: Joshua Lefkowitz
Title: Global Credit Chief Legal Officer

CARLYLE GLOBAL CREDIT ADMINISTRATION L.L.C.

By:	/s/ Joshua Lefkowitz
Name: Joshua Lefkowitz
Title: Managing Director

[Signature Page to the Equity Distribution Agreement]

Accepted and agreed to as of the date first above written:

Oppenheimer & Co. Inc.

By:	/s/ Peter Bennett
Name: Peter Bennett
Title: Managing Director, Head of ECM

B. Riley Securities, Inc.

By:	/s/ Jimmy Baker
Name: Jimmy Baker
Title: President

Citizens JMP Securities, LLC

By:	/s/ Mark Timperman
Name: Mark Timperman
Title: Managing Director

Keefe, Bruyette & Woods, Inc.

By:	/s/ Al Laufenberg
Name: Al Laufenberg
Title: Managing Director

Raymond James & Associates, Inc.

By:	/s/ Larry Herman
Name: Larry Herman
Title: Managing Director

[Signature Page to the Equity Distribution Agreement]

Schedule 1

Registration Statement on Form N-2ASR (File No. 333-278993), filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 29, 2024, which automatically became effective on April 29, 2024.

Exhibit A

[FORM OF TERMS AGREEMENT]

Carlyle Secure Lending, Inc.

[ ] Shares of Common Stock

(par value $0.01 per share)

TERMS AGREEMENT

[DATE]

[Insert Bank & Address]

Ladies and Gentlemen:

Carlyle Secure Lending, Inc., a Maryland corporation (the “Company”), proposes, subject to the terms and conditions stated herein and in the Equity Distribution Agreement, dated March 28, 2025 (the “Equity Distribution Agreement”), by and among the Company, the Investment Adviser, the Administrator and the Sales Agents, to issue and sell to the undersigned Sales Agent (the “Designated Sales Agent”) the securities specified in Schedule I hereto (the “Purchased Securities”)[, and to grant to the Designated Sales Agent the option to purchase the additional securities specified in Schedule I hereto (the “Additional Securities”)].

[The Designated Sales Agent shall have the right to purchase from the Company all or a portion of the Additional Securities at the same purchase price per share to be paid by the Designated Sales Agent to the Company for the Purchased Securities. This option may be exercised by the Designated Sales Agent at any time (but not more than once) on or before the 30th day following the date hereof, by written notice to the Company. Such notice shall set forth the aggregate number of Additional Securities as to which the option is being exercised, and the date and time when the Additional Securities are to be delivered (such date and time being herein referred to as the “Option Closing Date”); provided, however, that the Option Closing Date shall not be earlier than the Time of Delivery (as set forth in Schedule I hereto) nor earlier than the second business day after the date on which the option shall have been exercised nor later than the fifth business day after the date on which the option shall have been exercised. Payment of the purchase price for the Additional Securities shall be made at the Option Closing Date in the same manner and at the same office as the payment for the Purchased Securities.]

Each of the provisions of the Equity Distribution Agreement not specifically related to the solicitation by the Designated Sales Agent, as sales agent of the Company, of offers to purchase securities is incorporated herein by reference in its entirety, and shall be deemed to be part of this Terms Agreement to the same extent as if such provisions had been set forth in full herein. Each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Terms Agreement[ and][,] the Time of Delivery[ and any Option Closing Date], except that each representation and warranty in Section 4 and Section 5 of the Equity Distribution Agreement which makes reference to the Prospectus (as therein defined) shall be deemed to be a representation and warranty as of the date of the Equity Distribution Agreement in relation to the Prospectus, and also a representation and warranty as of the date of this Terms Agreement[ and] [,] the Time of Delivery[ and any Option Closing Date] in relation to the Prospectus as amended and supplemented to relate to the Purchased Securities.

[An amendment to the Registration Statement (as defined in the Equity Distribution Agreement), or a supplement to the Prospectus, as the case may be, relating to the Purchased Securities[ and the Additional Securities], in the form heretofore delivered to the Designated Sales Agent is now proposed to be filed with the Commission.]

Subject to the terms and conditions set forth herein and in the Equity Distribution Agreement which are incorporated herein by reference, the Company agrees to issue and sell to the Designated Sales Agent and the latter agrees to purchase from the Company the number of shares of the Purchased Securities at the time and place and at the purchase price set forth in Schedule I hereto.

All capitalized terms used herein and not otherwise defined shall have the respective meanings assigned to them in the Equity Distribution Agreement.

[The remainder of this page is intentionally left blank]

If the foregoing is in accordance with your understanding, please sign and return to us a counterpart hereof, whereupon this Terms Agreement, including those provisions of the Equity Distribution Agreement incorporated herein by reference, shall constitute a binding agreement among the Designated Sales Agent, the Company the Investment Adviser and the Administrator.

Very truly yours,

COMPANY:
CARLYLE SECURED LENDING, INC.

By
Name:
Title:

INVESTMENT ADVISER:
CARLYLE GLOBAL CREDIT INVESTMENT MANAGEMENT L.L.C.

By
Name:
Title:

ADMINISTRATOR:
CARLYLE GLOBAL CREDIT ADMINISTRATION L.L.C.

By
Name:
Title:

ACCEPTED as of the date first above written

[Bank]

By:
Name:
Title:

Schedule I to the Terms Agreement

Title of Purchased Securities[ and Additional Securities]:

Common Stock, par value $0.01 per share

Number of Purchased Securities:

[Number of Additional Securities:]

[Price to Public:]

Purchase Price by the Designated Sales Agent:

Method of and Specified Funds for Payment of Purchase Price:

By wire transfer to a bank account specified by the Company in same day funds.

Method of Delivery:

Free delivery of the Shares to the Designated Sales Agent’s account at The Depository Trust Company in return for payment of the Purchase Price.

Time of Delivery:

Closing Location:

Documents to be Delivered:

The following documents referred to in the Equity Distribution Agreement shall be delivered as a condition to closing at the time of execution of this Terms Agreement:

(1) The officers’ certificates referred to in Section 9(a).

(2) The accountants’ letter referred to in Section 9(d).

The following documents referred to in the Equity Distribution Agreement shall be delivered as a condition to closing at the Time of Delivery[ and on any Option Closing Date]:

(1) The officers’ certificates referred to in Section 9(a).

(2) The opinions referred to in Section 9(c).

(3) The certificate referred to in Section 9(d).

(6) The accountants’ letter referred to in Section 9(d).

(7) The opinion referred to in Section 9(e).

(8) Such other documents as the Designated Sales Agent shall reasonably request.

Exhibit B

[Exhibit B omitted]

Exhibit C

[Exhibit C omitted]

Exhibit D

Compensation

The amount of any discount, commission or other compensation, exclusive of any expense reimbursement, to be paid by the Company to the Applicable Sales Agent shall be equal to up to 2.00% of the gross sales price per share from the sale of Placement Securities.

Exhibit E-1

[Exhibit E-1 omitted]

Exhibit E-2

[Exhibit E-2 omitted]

[See attached.]

EXHIBIT F-1

[Exhibit F-1 omitted]

EXHIBIT F-2

[Exhibit F-2 omitted]

EXHIBIT F-3

[Exhibit F-3 omitted]

EXHIBIT F-4

[Exhibit F-4 omitted]

EXHIBIT F-5

[Exhibit F-5 omitted]

EXHIBIT F-6

[Exhibit F-6 omitted]